                                                                    EXHIBIT 99.1

                        MORTGAGE LOAN PURCHASE AGREEMENT

          Mortgage Loan Purchase Agreement, dated as of January 20, 2006 (the
"Agreement"), between UBS Real Estate Investments Inc. (together with its successors and permitted assigns hereunder, the "Seller"), UBS Principal Finance
LLC, as an additional party responsible for the Seller's obligations hereunder
(in such capacity, together with its successors and permitted assigns hereunder, the "Additional Party"), and Structured Asset Securities Corporation II
(together with its successors and permitted assigns hereunder, the "Purchaser").

          The Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (the "Mortgage Loans") as provided herein. The Purchaser intends to deposit the Mortgage Loans, together with certain other multifamily and commercial mortgage loans (the "Other Loans";
and, together with the Mortgage Loans, the "Securitized Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the
"Certificates") to be identified as the LB-UBS Commercial Mortgage Trust
2006-C1, Commercial Mortgage Pass-Through Certificates, Series 2006-C1. One or
more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to the Trust Fund. The Certificates will be issued pursuant to a
Pooling and Servicing Agreement dated as of January 11, 2006 (the "Pooling and
Servicing Agreement"), between the Purchaser, as depositor, Wachovia Bank,
National Association, as master servicer (the "Master Servicer"), LNR Partners,
Inc., as special servicer (the "Special Servicer") and LaSalle Bank National
Association, as trustee (the "Trustee"). Capitalized terms used but not defined herein have the respective meanings set forth in the Pooling and Servicing
Agreement, as in effect on the Closing Date.

          The Purchaser has entered into an Underwriting Agreement (the
"Underwriting Agreement"), dated as of the date hereof, with Lehman Brothers
Inc. ("Lehman") and UBS Securities LLC ("UBS Securities" and, together with
Lehman in such capacity, the "Underwriters"), whereby the Purchaser will sell to the Underwriters all of the Certificates that are to be registered under the
Securities Act of 1933, as amended (the "Securities Act"). The Purchaser has also entered into a Certificate Purchase Agreement (the "Certificate Purchase
Agreement"), dated as of the date hereof, with Lehman and UBS Securities
(together in such capacity, the "Placement Agents"), whereby the Purchaser will sell to the Placement Agents all of the remaining Certificates (other than the
Residual Interest Certificates).

          In connection with the transactions contemplated hereby, the Seller,
UBS Americas Inc. (the "Co-Indemnitor"), the Purchaser, the Underwriters and the
Placement Agents have entered into an Indemnification Agreement (the
"Indemnification Agreement"), dated as of the date hereof.

          Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

          SECTION 1. Agreement to Purchase.

          The Seller agrees to sell, and the Purchaser agrees to purchase, the
Mortgage Loans identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Exhibit A. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans accepted by the Purchaser pursuant to the terms hereof.
The Mortgage Loans will have an aggregate principal balance of

$872,236,833 (the "Initial UBS Pool Balance") as of the close of business on the
Cut-off Date, after giving effect to any and all payments of principal due thereon on or before such date, whether or not received. The purchase and sale of the Mortgage Loans shall take place on February 1, 2006 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The consideration for the Mortgage Loans shall consist of: (A) a cash amount equal to a percentage (mutually agreed upon by the parties hereto) of the Initial UBS
Pool Balance, plus interest accrued on each Mortgage Loan at the related
Mortgage Rate (net of the related Administrative Cost Rate), for the period from and including January 11, 2006 up to but not including the Closing Date, which cash amount shall be paid to the Seller or its designee by wire transfer in immediately available funds (or by such other method as shall be mutually acceptable to the parties hereto) on the Closing Date; and (B) a 44.08156%
Percentage Interest in each Class of Residual Interest Certificates (all such
Residual Interest Certificates, the "Seller's Residual Interest Certificates").

          SECTION 2. Conveyance of Mortgage Loans.

          (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction or waiver of the conditions to closing set forth in Section 7 hereof, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller (other than the primary servicing rights) in and to the Mortgage Loans identified on the
Mortgage Loan Schedule as of such date. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the
Pooling and Servicing Agreement.

          (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date
(other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date for each Mortgage Loan, but collected after such date, shall belong to, and be promptly remitted to, the Seller.

          (c) On or before the Closing Date, the Seller shall, on behalf of the initial Purchaser, deliver to and deposit with (i) the Trustee or a Custodian appointed thereby, a Mortgage File for each Mortgage Loan in accordance with the terms of, and conforming to the requirements set forth in, the Pooling and
Servicing Agreement, with copies of each Mortgage File to be delivered by the
Trustee to, upon request, the Master Servicer (at the expense of the Trustee), within 10 Business Days of such request; and (ii) the Master Servicer (or, at the direction of the Master Servicer, to the appropriate Sub-Servicer) or, in the case of an Outside Serviced Trust Mortgage Loan, the applicable Outside
Servicer, all unapplied Escrow Payments and Reserve Funds in the possession or under the control of the Seller that relate to the Mortgage Loans.

          (d) The Seller shall retain, with respect to each Mortgage Loan
(except in the case of an Outside Serviced Trust Mortgage Loan), an Independent
third party (the "Recording/Filing Agent"), through which it shall: (i) as and in the manner provided in the Pooling and Servicing Agreement (and in any event within 45 days following the later of the Closing Date and the date on which all necessary recording or filing, as applicable, information is available to the subject Recording/Filing Agent), submit for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing
Statements, as applicable (A) each related assignment of Mortgage and assignment of

                                      -2-

Assignment of Leases in favor of, and delivered under clause (a)(iv) of the definition of "Mortgage File" to, the Trustee, and (B) solely with respect to nursing facilities and hospitality properties (identified on Schedule VI to the
Pooling and Servicing Agreement), each related assignment of UCC Financing
Statement, in favor of, and delivered under clause (a)(iv) of the definition of
"Mortgage File" to, the Trustee; and (ii) cause each such assignment of
Mortgage, assignment of Assignment of Leases and assignment of UCC Financing
Statement to be delivered to the Trustee following its return by the appropriate public office for real property records or UCC Financing Statements, as applicable, with copies of any such returned assignments to be delivered by the
Trustee to the Master Servicer, at the expense of the Seller, at least every 90 days after the Closing Date (or at additional times upon the request of the
Master Servicer if reasonably necessary for the ongoing administration and/or servicing of the related Mortgage Loan by the Master Servicer); provided that, in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of Leases, the Trustee shall obtain a certified copy of the recorded original. Notwithstanding the foregoing, the Seller may request the Trustee to submit for recording or filing, as applicable, any of the assignments of Mortgage, assignments of Assignment of
Leases or assignments of UCC Financing Statements referred to in this paragraph, and in such event, the Seller shall cause any such unrecorded or unfiled document to be delivered to the Trustee.

          If any such assignment of Mortgage, assignment of Assignment of Leases and/or assignment of UCC Financing Statement referred to in the preceding paragraph is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall prepare or cause the preparation of a substitute therefor or cure such defect, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Trustee
(or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing
Agreement, to the then holder of such Mortgage Loan).

          The Seller shall bear the out-of-pocket costs and expenses of all such recording, filing and delivery contemplated in the preceding two paragraphs, including, without limitation, any out-of-pocket costs and expenses that may be incurred by the Trustee in connection with any such recording, filing or delivery performed by the Trustee at the Seller's request and the fees of the
Recording/Filing Agent.

          (e) With respect to any Mortgage Loan (other than an Outside Serviced
Trust Mortgage Loan), the following documents (other than any document that constitutes part of the Mortgage File for such Mortgage Loan): copies of any final appraisal, final survey, final engineering report, final environmental report, opinion letters of counsel to the related mortgagor delivered in connection with the closing of such Mortgage Loan, escrow agreements, organization documentation for the related mortgagor, organizational documentation for any related guarantor or indemnitor, if the related guarantor or indemnitor is an entity, insurance certificates, leases for tenants representing 25% or more of the annual income with respect to the related
Mortgaged Property, final seismic report and property management agreements, but in each case, only if the subject document (a) was in fact obtained in connection with the origination of such Mortgage Loan, (b) relates to the administration or servicing of such Mortgage Loan, (c) is reasonably necessary for the ongoing administration and/or servicing of such Mortgage Loan by the
Master Servicer or Special Servicer in connection with its duties under the
Pooling and Servicing Agreement, and (d) is in the possession or under the control of the Seller shall, within 45 days of the Closing Date, be delivered or caused to be delivered by the Seller to the Master Servicer (or, at the direction of the Master Servicer, to the applicable Sub-Servicer); provided that the

                                      -3-

Seller shall not be required to deliver any draft documents, privileged or other communications or correspondence, credit underwriting or due diligence analyses or information, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations.

          (f) After the Seller's transfer of the Mortgage Loans to the
Purchaser, as provided herein, the Seller shall not take any action inconsistent with the Purchaser's ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Seller is expressly permitted to complete subsequent to the Closing Date, the Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by the Seller to the
Purchaser.

          (g) In connection with the obligations of the Master Servicer under
Sections 3.01(e) and 3.19(c) of the Pooling and Servicing Agreement, with regard to each Mortgage Loan (other than an Outside Serviced Trust Mortgage Loan) that is secured by the interests of the related Mortgagor in a hospitality property
(identified on Schedule VI to the Pooling and Servicing Agreement) and each
Mortgage Loan (other than an Outside Serviced Trust Mortgage Loan) that has a related letter of credit, the Seller shall deliver to and deposit with the
Master Servicer, on or before the Closing Date, any related franchise agreement, franchise comfort letter and the original of such letter of credit. Further, in the event, with respect to a Mortgage Loan (other than an Outside Serviced Trust
Mortgage Loan) with a related letter of credit, the Master Servicer determines that a draw under such letter of credit has become necessary under the terms thereof prior to the assignment of such letter of credit having been effected in accordance with Section 3.01(e) of the Pooling and Servicing Agreement, the
Seller shall, upon the written direction of the Master Servicer, use its best efforts to make such draw or to cause such draw to be made on behalf of the
Trustee.

          (h) Pursuant to the Pooling and Servicing Agreement, the Master
Servicer shall review the documents with respect to each Mortgage Loan delivered by the Seller pursuant to or as contemplated by Section 2(e) and provide the
Seller with a certificate (the "Master Servicer Certification") within 90 days of the Closing Date acknowledging its (or the appropriate Sub-Servicer's)
receipt as of the date of the Master Servicer Certification of such documents actually received; provided that such review shall be limited to identifying the document received, the Mortgage Loan to which it purports to relate, that it appears regular on its face and that it appears to have been executed (where appropriate). Notwithstanding anything to the contrary set forth herein, to the extent the Seller has not been notified in writing of its failure to deliver any document with respect to a Mortgage Loan required to be delivered pursuant to or as contemplated by Section 2(e) hereof prior to the first anniversary of the date of the Master Servicer Certification, the Seller shall have no obligation to provide such document.

          (i) In addition, on the Closing Date, the Seller shall deliver (i) to the Master Servicer for deposit in the Pool Custodial Account the Initial
Deposits, if any, relating to the Mortgage Loans, and (ii) to the Trustee for deposit in the Interest Reserve Account, the Supplemental Interest Reserve
Amount with respect to each Mortgage Loan that is an Interest Reserve Mortgage
Loan.

                                      -4-

          SECTION 3. Representations, Warranties and Covenants of Seller and
                     Additional Party.

          (a) Each of the Seller and the Additional Party (each, for purposes of this Section 3(a), a "Representing Party") hereby represent and warrant to and covenant with the Purchaser, as of the date hereof, that:

               (i) The Representing Party is duly organized or formed, as the case may be, validly existing and in good standing as a legal entity under the laws of the State of Delaware and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement.

               (ii) This Agreement has been duly and validly authorized,
     executed and delivered by the Representing Party and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Representing Party, enforceable against the Representing Party in accordance with its terms, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

               (iii) The execution and delivery of this Agreement by the
     Representing Party and the Representing Party's performance and compliance with the terms of this Agreement will not (A) violate the Representing
     Party's organizational documents, (B) violate any law or regulation or any administrative decree or order to which the Representing Party is subject, or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the
     Representing Party is a party or by which the Representing Party is bound.

               (iv) The Representing Party is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Representing Party's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Representing Party or its properties or have consequences that would materially and adversely affect its performance hereunder.

               (v) The Representing Party is not a party to or bound by any agreement or instrument or subject to any organizational document or any other corporate or limited liability company (as applicable) restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Representing Party's reasonable and good faith judgment, materially and adversely affect the ability of the Representing Party to perform its obligations under this Agreement or that requires the consent of any third person to the execution and delivery of this Agreement by the
     Representing Party or the performance by the Representing Party of its obligations under this Agreement.

               (vi) Except for the recordation and/or filing of assignments and other transfer documents with respect to the Mortgage Loans, as contemplated by Section 2(d) hereof, no consent, approval, authorization or order of, registration or filing with, or notice to, any court or

                                      -5-

     governmental agency or body, is required for the execution, delivery and performance by the Representing Party of or compliance by the Representing
     Party with this Agreement or the consummation of the transactions contemplated by this Agreement; and no bulk sale law applies to such transactions.

               (vii) No litigation is pending or, to the best of the
     Representing Party's knowledge, threatened against the Representing Party that would, in the Representing Party's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Representing Party of its obligations under this Agreement.

               (viii) No proceedings looking toward merger, liquidation,
     dissolution or bankruptcy of the Representing Party are pending or contemplated.

          In addition, the Seller hereby further represents and warrants to, and covenants with, the Purchaser, as of the date hereof, that:

               (i) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the
     Mortgage Loans to the Purchaser, as provided herein, as a sale of the
     Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan). The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller. After giving effect to its transfer of the Mortgage Loans to the Purchaser, as provided herein, the value of the Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the
     Seller's debts and obligations, including contingent and unliquidated debts and obligations of the Seller, and the Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business. The Mortgage Loans do not constitute all or substantially all of the assets of the Seller. The Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

               (ii) The Seller will acquire the Seller's Residual Interest
     Certificates for its own account and not with a view to, or sale or transfer in connection with, any distribution thereof, in whole or in part, in any manner that would violate the Securities Act or any applicable state securities laws.

               (iii) The Seller understands that (A) the Seller's Residual
     Interest Certificates have not been and will not be registered under the
     Securities Act or registered or qualified under any applicable state securities laws, (B) neither the Purchaser nor any other party is obligated so to register or qualify the Seller's Residual Interest Certificates and
     (C) neither the Seller's Residual Interest Certificates nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless it is (1) registered pursuant to the Securities Act and registered or qualified pursuant to any applicable state securities laws or (2) sold or transferred in a transaction

                                      -6-

     which is exempt from such registration and qualification and the
     Certificate Registrar has received the certifications and/or opinions of counsel required by the Pooling and Servicing Agreement.

               (iv) The Seller understands that it may not sell or otherwise transfer the Seller's Residual Interest Certificates, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 5.02 of the Pooling and
     Servicing Agreement, which provisions it has or, as of the Closing Date, will have carefully reviewed, and that the Seller's Residual Interest
     Certificates will bear legends that identify the transfer restrictions to which such Certificates are subject.

               (v) Neither the Seller nor anyone acting on its behalf has (A)
     offered, transferred, pledged, sold or otherwise disposed of any Seller's
     Residual Interest Certificate, any interest in a Seller's Residual Interest
     Certificate or any other similar security to any person in any manner, (B)
     solicited any offer to buy or accept a transfer, pledge or other disposition of any Seller's Residual Interest Certificate, any interest in a Seller's Residual Interest Certificate or any other similar security from any person in any manner, (C) otherwise approached or negotiated with respect to any Seller's Residual Interest Certificate, any interest in a
     Seller's Residual Interest Certificate or any other similar security with any person in any manner, (D) made any general solicitation by means of general advertising or in any other manner, or (E) taken any other action, that (in the case of any of the acts described in clauses (A) through (E)
     above) would constitute a distribution of the Seller's Residual Interest
     Certificates under the Securities Act, would render the disposition of the
     Seller's Residual Interest Certificates a violation of Section 5 of the
     Securities Act or any state securities law or would require registration or qualification of the Seller's Residual Interest Certificates pursuant thereto. The Seller will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Seller's Residual Interest Certificates, any interest in the Seller's Residual Interest Certificates or any other similar security.

               (vi) The Seller has been furnished with all information regarding
     (A) the Purchaser, (B) the Seller's Residual Interest Certificates and
     distributions thereon, (C) the nature, performance and servicing of the
     Other Loans, (D) the Pooling and Servicing Agreement and the Trust Fund,
     and (E) all related matters, that it has requested.

               (vii) The Seller is either (a) a "qualified institutional buyer"
     within the meaning of Rule 144A under the Securities Act or (b) an
     "accredited investor" as defined in any of paragraphs (1), (2), (3) and (7)
     of Rule 501(a) under the Securities Act or an entity in which all its equity owners are "accredited investors" as defined in such paragraphs and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the
     Seller's Residual Interest Certificates. The Seller has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Seller is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

               (viii) The Seller is not a Plan and is not directly or indirectly acquiring the Seller's Residual Interest Certificates on behalf of, as named fiduciary of, as trustee of or with assets of a Plan.

                                      -7-

               (ix) The Seller is a United States Tax Person and is not a
     Disqualified Organization.

          (b) The Seller hereby makes, for the benefit of the Purchaser, with respect to each Mortgage Loan, as of the Closing Date or as of such other date expressly set forth therein, each of the representations and warranties set forth on Exhibit B hereto.

          (c) The Seller intends to transfer the Seller's Residual Interest
Certificates to JPMorgan Chase Bank NA on or about the Closing Date; and, in connection therewith, the Seller will comply with all of the requirements of
Section 5.02 of the Pooling and Servicing Agreement, as in effect on the Closing
Date, and applicable law. The Seller hereby directs the Purchaser to cause the
Seller's Residual Interest Certificates to be registered in the name of JPMorgan
Chase Bank NA upon initial issuance.

          SECTION 4. Representations and Warranties of the Purchaser.

          In order to induce the Seller to enter into this Agreement, the
Purchaser hereby represents and warrants for the benefit of the Seller and the
Additional Party as of the date hereof that:

               (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The
     Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage
     Loans to the Trustee.

               (ii) This Agreement has been duly and validly authorized,
     executed and delivered by the Purchaser and, assuming due authorization, execution and delivery hereof by the Seller and the Additional Party, constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

               (iii) The execution and delivery of this Agreement by the
     Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate the Purchaser's organizational documents, (B) violate any law or regulation or any administrative decree or order to which the Purchaser is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound.

               (iv) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

                                      -8-

               (v) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the
     Purchaser, as provided herein, as a sale of the Mortgage Loans to the
     Purchaser in exchange for the consideration specified in Section 1 hereof.

          SECTION 5. Notice of Breach; Cure; Repurchase.

          (a) If the Seller receives written notice with respect to any Mortgage
Loan (i) that any document constituting a part of clauses (a)(i) through (a)(x)
(or, in the case of an Outside Serviced Trust Mortgage Loan, clause(b)(i)) of the definition of Mortgage File has not been executed or is missing (a "Document
Defect") or (ii) of a breach of any of the Seller's representations and warranties made pursuant to Section 3(b) hereof (each such breach, a "Breach")
relating to any Mortgage Loan, and such Document Defect or Breach materially and adversely affects the value of the Mortgage Loan at the time of such notice, then such Document Defect shall constitute a "Material Document Defect" or such
Breach shall constitute a "Material Breach", as the case may be. Then, following receipt of a Seller/Depositor Notification with respect to such Material
Document Defect or Material Breach, as the case may be, the Seller shall
(subject to Sections 5(f), (g) and (h)), (A) not later than 90 days after (1)
the Seller and the Purchaser have agreed upon the existence of such Material
Document Defect or Material Breach or (2) a court of competent jurisdiction makes a final non-appealable determination that a Material Document Defect or
Material Breach exists or (B) in the case of a Material Document Defect or
Material Breach that affects whether a Mortgage Loan was, as of the Closing
Date, is or will continue to be a "qualified mortgage" within the meaning of the
REMIC Provisions (a "Qualified Mortgage"), not later than 90 days following the discovery by any party of such Material Document Defect or Material Breach
(either such 90-day period, in the case of (A) or (B), as applicable, an
"Initial Resolution Period"): (i) cure such Material Document Defect or Material
Breach, as the case may be, in all material respects (which cure shall include payment of any out-of-pocket expenses that are reasonably incurred and directly attributable to pursuing such a claim based on such Material Document Defect or
Material Breach associated therewith), or (ii) if such Material Document Defect or Material Breach, as the case may be, cannot be cured within the Initial
Resolution Period, repurchase the affected Mortgage Loan (or the related
Mortgaged Property) from, and in accordance with the directions of, the
Purchaser or its designee, at a price equal to the Purchase Price; provided that if (a) such Material Breach or Material Document Defect, as the case may be, is capable of being cured but not within the applicable Initial Resolution Period,
(b) any such Material Breach or Material Document Defect, as the case may be, does not affect whether the Mortgage Loan was, as of the Closing Date, is or will continue to be a Qualified Mortgage, (c) the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document
Defect, as the case may be, within the applicable Initial Resolution Period, and
(d) the Seller shall have delivered to the Purchaser a certification executed on behalf of the Seller by an officer thereof confirming that such Material Breach or Material Document Defect, as the case may be, is not capable of being cured within the applicable Initial Resolution Period, setting forth what actions the
Seller is pursuing in connection with the cure thereof and stating that the
Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be cured within an additional period not to exceed 90 days beyond the end of the Initial Resolution Period, then the Seller shall have such additional 90-day period (the "Resolution Extension Period"), to complete such cure or, failing such, to repurchase the affected Mortgage Loan (or the related
Mortgaged Property); and provided, further, that, if any such Material Document
Defect is still not cured after the Initial Resolution Period and any such
Resolution Extension Period solely due to the failure of the Seller to have received a recorded document, then the Seller shall be entitled to continue to defer its cure and

                                      -9-

repurchase obligations in respect of such Material Document Defect so long as the Seller certifies to the Purchaser every six months thereafter that the
Material Document Defect is still in effect solely because of its failure to have received the recorded document and that the Seller is diligently pursuing the cure of such defect (specifying the actions being taken). The parties acknowledge that neither delivery of a certification or schedule of exceptions to the Seller pursuant to Section 2.02(b) of the Pooling and Servicing Agreement
or otherwise nor possession of such certification or schedule by the Seller shall, in and of itself, constitute delivery of notice of any Material Document
Defect or Material Breach or knowledge or awareness by the Seller of any
Material Document Defect or Material Breach.

          If, during the period of deferral by the Seller of its cure and repurchase obligations as contemplated by the last proviso of the penultimate sentence of the preceding paragraph, the Mortgage Loan that is the subject of the Material Document Defect either becomes a Specially Serviced Mortgage Loan or becomes the subject of a proposed or actual assumption of the obligations of the related Mortgagor under such Mortgage Loan, then, following receipt by the
Seller of a Seller/Depositor Notification providing notice of such event, the
Seller shall cure the subject Material Document Defect within the time period specified in such Seller/Depositor Notification. If, upon the expiration of such period, the Seller has failed to cure the subject Material Document Defect, the
Master Servicer or the Special Servicer, as applicable, shall be entitled (but not obligated) to perform the obligations of the Seller with respect to curing the subject Material Document Defect and, in the event of such an election, the
Seller shall pay all reasonable actual out-of-pocket costs and expenses in connection with the applicable servicer's effecting such cure.

          (b) [Reserved]

          (c) If one or more (but not all) of the Mortgage Loans constituting a
Cross-Collateralized Group are to be repurchased by the Seller as contemplated by Section 5(a), then, prior to the subject repurchase, the Seller or its designee shall use reasonable efforts, subject to the terms of the related
Mortgage Loans, to prepare and, to the extent necessary and appropriate, have executed by the related Mortgagor and record, such documentation as may be necessary to terminate the cross-collateralization between the Mortgage Loans in such Cross-Collateralized Group that are to be repurchased, on the one hand, and the remaining Mortgage Loans therein, on the other hand, such that those two groups of Mortgage Loans are each secured only by the Mortgaged Properties identified in the Mortgage Loan Schedule as directly corresponding thereto;
provided that, if such Cross-Collateralized Group is still subject to the
Pooling and Servicing Agreement, then no such termination shall be effected unless and until (i) the Purchaser or its designee has received from the Seller
(A) an Opinion of Counsel to the effect that such termination will not cause an
Adverse REMIC Event to occur with respect to any REMIC Pool or an Adverse
Grantor Trust Event with respect to the Grantor Trust and (B) written confirmation from each Rating Agency that such termination will not cause an
Adverse Rating Event to occur with respect to any Class of Certificates and (ii)
the Controlling Class Representative (if one is acting) has consented (which consent shall not be unreasonably withheld and shall be deemed to have been given if no written objection is received by the Seller within 10 Business Days of the Controlling Class Representative's receipt of a written request for such consent); and provided, further, that the Seller may, at its option, purchase the entire Cross-Collateralized Group in lieu of terminating the cross-collateralization. All costs and expenses incurred by the Purchaser or its designee pursuant to this paragraph shall be included in the calculation of
Purchase Price for the Mortgage Loan(s) to be repurchased. If the cross-collateralization of any Cross-Collateralized Group is not or cannot be terminated as contemplated by this paragraph, then, for purposes of (i)
determining whether the subject

                                      -10-

Breach or Document Defect, as the case may be, materially and adversely affects the value of such Cross-Collateralized Group, and (ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage
Loan.

          (d) It shall be a condition to any repurchase of a Mortgage Loan by the Seller pursuant to this Section 5 that the Purchaser shall have executed and delivered such instruments of transfer or assignment then presented to it by the
Seller (or as otherwise required to be prepared, executed and delivered under the Pooling and Servicing Agreement), in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such
Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto), to the extent that such ownership interest was transferred to the Purchaser hereunder. If any Mortgage Loan is to be repurchased as contemplated by this Section 5, the Seller shall amend the
Mortgage Loan Schedule to reflect the removal of such Mortgage Loan and shall forward such amended schedule to the Purchaser.

          (e) Any repurchase of a Mortgage Loan pursuant to this Section 5 shall be on a whole loan, servicing released basis. The Seller and the Additional
Party shall have no obligation to monitor the Mortgage Loans regarding the existence of a Breach or Document Defect. It is understood and agreed that the obligations of the Seller set forth in this Section 5 constitute the sole remedies available to the Purchaser with respect to any Breach or Document
Defect.

          (f) Notwithstanding the foregoing, if there exists a Breach of that portion of the representation or warranty on the part of the Seller set forth in, or made pursuant to, paragraph (xlviii) of Exhibit B to this Agreement, specifically relating to whether or not the Mortgage Loan documents or any particular Mortgage Loan document for any Mortgage Loan requires the related
Mortgagor to bear the reasonable costs and expenses associated with the subject matter of such representation or warranty, as set forth in such representation or warranty, then the Purchaser or its designee will direct the Seller in writing to wire transfer to the Custodial Account, within 90 days of receipt of such direction, the amount of any such reasonable costs and expenses incurred by the Trust that (i) are due from the Mortgagor, (ii) otherwise would have been required to be paid by the Mortgagor if such representation or warranty with respect to such costs and expenses had in fact been true, as set forth in the related representation or warranty, (iii) have not been paid by the Mortgagor,
(iv) are the basis of such Breach and (v) constitute "Covered Costs". Upon payment of such costs, the Seller shall be deemed to have cured such Breach in all respects. Provided that such payment is made, this paragraph describes the sole remedy available to the Purchaser regarding any such Breach, regardless of whether it constitutes a Material Breach, and the Seller shall not be obligated to otherwise cure such Breach or repurchase the affected Mortgage Loan under any circumstances. Amounts deposited in the Pool Custodial Account pursuant to this paragraph shall constitute "Liquidation Proceeds" for all purposes of the
Pooling and Servicing Agreement (other than Section 3.11(c) of the Pooling and
Servicing Agreement).

          (g) Subject to Section 5(f) and the last three sentences of this paragraph, if the Seller determines that a Material Breach (other than a
Material Breach of a representation or warranty on the part of the Seller set forth in and made pursuant to paragraph (xvii) of Exhibit B to this Agreement)
or a Material Document Defect with respect to a Mortgage Loan is not capable of being cured in accordance with Section 5(a) hereof, then in lieu of repurchasing such Mortgage Loan the Seller may, at its sole option, pay a cash amount equal to the loss of value (each such payment, a "Loss of Value Payment") with respect to such Mortgage Loan, which loss of value is directly attributed to such
Material Breach or

                                      -11-

Material Document Defect, as the case may be. The amount of each such Loss of
Value Payment shall be determined either (i) by mutual agreement of the Special
Servicer on behalf of the Trust with respect to the subject Material Breach or
Material Document Defect, as the case may be, and the Seller, or (ii) by judicial decision; provided that, in the event there is a legal action for determining the existence of a Material Breach or a Material Document Defect with respect to any Mortgage Loan, such legal action must also include a determination of the amount of the loss of value to such Mortgage Loan directly attributed to such Material Breach or such Material Document Defect, as the case may be. Provided that such payment is made, this paragraph describes the sole remedy available to the Purchaser regarding any such Material Breach or Material
Document Defect and the Seller shall not be obligated to otherwise cure such
Material Breach or Material Document Defect or repurchase the affected Mortgage
Loan based on such Material Breach or Material Document Defect under any circumstances. Notwithstanding the foregoing provisions of this Section 5(g), if substantially all of the loss of value to a Mortgage Loan was caused by a
Material Breach or Material Document Defect, which Material Breach or Material
Document Defect is not capable of being cured, this Section 5(g) shall not apply and the Seller shall be obligated to repurchase the affected Mortgage Loan at the applicable Purchase Price in accordance with Section 5(a). Furthermore, the
Seller shall not have the option of delivering Loss of Value Payments in connection with any Material Breach relating to a Mortgage Loan's failure to be a Qualified Mortgage. In the event there is a Loss of Value Payment made by the
Seller in accordance with this Section 5(g), the amount of such Loss of Value
Payment shall be deposited into the Loss of Value Reserve Fund to be applied in accordance with Section 3.05(e) of the Pooling and Servicing Agreement.

          In the event the amount of any Loss of Value Payment is determined by judicial decision, then such Loss of Value Payment shall also include the payment of any costs and expenses (including costs incurred in establishing the amount of any related loss of value to the subject Mortgage Loan) that are: (i)
reasonably incurred in good faith by the Master Servicer, the Special Servicer and/or the Trustee (on behalf of the Trust) in enforcing the rights of the Trust against the Seller with respect to the subject Material Breach or Material
Document Defect, as the case may be; and (ii) directly attributable to the enforcement of the rights of the Trust with respect to the subject Material
Breach or Material Document Defect, as the case may be; provided that, that in the event the Seller tenders a loss of value payment in a specified amount in connection with a Material Breach or Material Document Defect, as the case may be, prior to the institution of legal proceedings and that offer is rejected and an amount equal to or less than the loss of value payment originally tendered by the Seller is ultimately determined by judicial decision to be the actual amount of the Loss of Value Payment attributed to such Material Breach or Material
Document Defect, as the case may be, then that Loss of Value Payment shall not include the payment of any costs or expenses incurred by the Master Servicer, the Special Servicer and/or the Trustee in connection with the subject litigation; and provided, further, that if the Special Servicer request a loss of value payment from the Seller of a specified amount in connection with a
Material Breach or Material Document Defect, as the case may be, and the Seller refuses to pay that amount and an amount equal to or greater than the loss of value payment originally requested by the Special Servicer is ultimately determined by judicial decision to be the actual Loss of Value Payment attributable to such Material Document Defect or Material Breach, then that Loss of Value Payment shall also include the payment of all costs and expenses reasonably incurred in connection with that judicial determination; and
provided, further, that, if the Seller tenders a loss of value payment in connection with a Material Breach or Material Document Defect, as the case may be, in a specified amount, and the Special Servicer rejects such tender and requests a greater loss of value payment amount, and an amount in between the respective amounts tendered and requested is ultimately determined by judicial decision to be the actual Loss of Value Payment attributable to such Material
Breach or Material Document Defect,

                                      -12-

as the case may be, then that Loss of Value Payment shall also include the payment of an amount equal to the product of (i) all costs and expenses reasonably incurred in connection with that judicial determination, multiplied by (ii) a fraction, the numerator of which is the excess of the amount determined by judicial decision over the amount tendered by the Seller, and the denominator of which is the excess of the amount requested by the Special
Servicer over the amount tendered by the Seller. Notwithstanding the foregoing, in the event any Loss of Value Payment is determined by the parties hereto by mutual agreement (and not by a judicial decision), that Loss of Value Payment shall not include any costs and expenses incurred by the Master Servicer, the
Special Servicer or the Trustee unless such costs and expenses were specifically included in such mutual agreement.

          (h) Notwithstanding the foregoing, if there exists a Material Breach of the representation or warranty on the part of the Seller set forth in and made pursuant to paragraph (xvii) of Exhibit B to this Agreement, and the subject Mortgage Loan becomes a Qualified Mortgage prior to the expiration of the Initial Resolution Period applicable to a Material Document Defect or
Material Breach that affects whether a Mortgage Loan is a Qualified Mortgage, and without otherwise causing an Adverse REMIC Event or an Adverse Grantor Trust
Event, then such breach will be cured and the Seller will not be obligated to repurchase or otherwise remedy such Breach.

          SECTION 6. Obligations of the Additional Party.

          The Additional Party hereby covenants and agrees with the Purchaser that the Additional Party shall be liable to the Purchaser and any designee thereof to the same extent as the Seller as set forth herein, for all the obligations of the Seller under Section 5 hereof. The Additional Party further agrees that the Purchaser shall not be bound or obligated to initially request the Seller to perform any of its obligations hereunder, but may instead initially request the Additional Party to perform such obligations.
Additionally, the Additional Party agrees that the Purchaser shall not be bound or obligated in anyway to exhaust recourse against the Seller before being entitled to demand the performance by the Additional Party of its obligations hereunder. Performance by the Additional Party of any of the Seller's
obligations hereunder shall be deemed to be performance thereof by the Seller.

          SECTION 7. Closing.

          The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Sidley Austin LLP, 787 Seventh Avenue, New York, New York
10019 at 10:00 a.m., New York City time, on the Closing Date.

          The Closing shall be subject to each of the following conditions:

          (a) All of the representations and warranties of the Seller and the
Additional Party set forth in or made pursuant to Sections 3(a) and 3(b) of this
Agreement, and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement, shall be true and correct in all material respects as of the Closing Date;

          (b) Insofar as it affects the obligations of the Seller hereunder, the
Pooling and Servicing Agreement shall be in a form mutually acceptable to the
Purchaser and the Seller;

                                      -13-

          (c) All documents specified in Section 8 of this Agreement (the
"Closing Documents"), in such forms as are reasonably acceptable to the
Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

          (d) The Seller shall have delivered and released to the Trustee (or a
Custodian on its behalf), the Master Servicer and the Special Servicer all documents and funds required to be delivered to the Trustee, the Master Servicer and the Special Servicer, respectively, pursuant to Section 2 of this Agreement;

          (e) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and the Seller and Additional Party shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

          (f) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement; and

          (g) Neither the Underwriting Agreement nor the Certificate Purchase
Agreement shall have been terminated in accordance with its terms.

          All parties hereto agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

          SECTION 8. Closing Documents.

          The Closing Documents shall consist of the following:

          (a) This Agreement duly executed by the Purchaser, the Seller and the
Additional Party;

          (b) The Pooling and Servicing Agreement duly executed by the parties thereto;

          (c) The Indemnification Agreement duly executed by the parties thereto;

          (d) Certificates of each of the Seller and the Additional Party, executed by a duly authorized officer of the Seller or the Additional Party, as the case may be, and dated the Closing Date, and upon which the initial
Purchaser, the Underwriters and the Placement Agents may rely, to the effect that: (i) the representations and warranties of the Seller or the Additional
Party, as the case may be, in this Agreement and, in the case of the Seller, in the Indemnification Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and
(ii) the Seller or the Additional Party, as the case may be, has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

          (e) An Officer's Certificate from an officer of each of the Seller and the Additional Party, in his or her individual capacity, dated the Closing Date, and upon which the initial Purchaser, the Underwriters and the Placement Agents may rely, to the effect that each individual who, as an officer or

                                      -14-

representative of the Seller or the Additional Party, as the case may be, signed this Agreement, the Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or, in the case of the Seller, in the
Indemnification Agreement, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

          (f) As certified by an officer of each of the Seller and the
Additional Party, true and correct copies of (i) the resolutions of the board of directors authorizing the Seller's entering into the transactions contemplated by this Agreement and, in the case of the Seller, the Indemnification Agreement,
(ii) the organizational documents of each of the Seller and the Additional
Party, and (iii) a certificate of good standing of each of the Seller and the
Additional Party, issued by the Secretary of State of the State of Delaware not
earlier than 10 days prior to the Closing Date;

          (g) A Certificate of the Co-Indemnitor, executed by a duly authorized officer of the Co-Indemnitor and dated the Closing Date, and upon which the initial Purchaser, the Underwriters and the Placement Agents may rely, to the effect that the representations and warranties of the Co-Indemnitor in the
Indemnification Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date;

          (h) An Officer's Certificate from an officer of the Co-Indemnitor, in his or her individual capacity, dated the Closing Date, and upon which the initial Purchaser, the Underwriters and the Placement Agents may rely, to the effect that each individual who, as an officer or representative of the
Co-Indemnitor, signed the Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated therein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

          (i) As certified by an officer of the Co-Indemnitor, true and correct copies of (i) the resolutions of the board of directors authorizing the
Co-Indemnitor's entering into the transactions contemplated by the
Indemnification Agreement, (ii) the organizational documents of the
Co-Indemnitor, and (iii) a certificate of good standing of the Co-Indemnitor issued by the Secretary of State of the State of Delaware not earlier than 10 days prior to the Closing Date;

          (j) A favorable opinion of Cadwalader, Wickersham & Taft LLP ("CWT"), special counsel to the Seller, the Additional Party and the Co-Indemnitor,
substantially in the form attached hereto as Exhibit C-1, dated the Closing Date and addressed to the initial Purchaser, the Underwriters, the Placement Agents, the Rating Agencies and, upon request, the other parties to the Pooling and
Servicing Agreement, together with such other opinions of CWT as may be required by the Rating Agencies in connection with the transactions contemplated hereby;

          (k) An Officer's Certificate from an officer of each of the Seller and the Co-Indemnitor, in each case delivered in connection with the opinion of CWT to be delivered pursuant to Section 8(j) above, in form and substance satisfactory to the addressees of such opinion and upon which such addressees may rely;

                                      -15-

          (l) A favorable opinion of in-house counsel to the Additional Party, substantially in the form attached hereto as Exhibit C-2, dated the Closing Date and addressed to the initial Purchaser, the Underwriters, the Placement Agents, the Rating Agencies and, upon request, the other parties to the Pooling and
Servicing Agreement;

          (m) In connection with the initial issuance of the Seller's Residual
Interest Certificates, a Transfer Affidavit and Agreement in the form contemplated by the Pooling and Servicing Agreement from Seller and from the transferee of the Seller;

          (n) In the event any of the Certificates are mortgage related securities within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended, a Certificate of the Seller regarding origination of the
Mortgage Loans by specified originators as set forth in Section 3(a)(41) of the
Securities Exchange Act of 1934, as amended; and

          (o) Such further certificates, opinions and documents as the Purchaser may reasonably request.

          SECTION 9. Costs.

          An amount equal to 44.08156% of all reasonable out-of-pocket costs and expenses incurred by the Seller, the initial Purchaser, the Underwriters, the
Placement Agents and the seller of the Other Loans to the Purchaser in connection with the securitization of the Securitized Loans and the other transactions contemplated by this Agreement, the Underwriting Agreement and the
Certificate Purchase Agreement shall be payable by the Seller.

          SECTION 10. Grant of a Security Interest.

          The parties hereto agree that it is their express intent that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in
Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the
Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then it is the express intent of the parties that: (i) such conveyance shall be deemed to be a pledge of the Mortgage
Loans by the Seller to the Purchaser to secure a debt or other obligation of the
Seller; (ii) this Agreement shall be deemed to be a security agreement within the meaning of Articles 8 and 9 of the applicable Uniform Commercial Code; (iii)
the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (iv) the assignment to the
Trustee of the interest of the Purchaser in and to the Mortgage Loans shall be deemed to be an assignment of any security interest created hereunder; (v) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes for the Mortgage Loans, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-313 of the applicable Uniform Commercial Code; and (vi) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from such persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations

                                      -16-

from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law.
The Seller and the Purchaser shall, to the extent consistent with this
Agreement, take such actions as may be necessary to ensure that, if this
Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement; and, in connection with the foregoing, the Seller authorizes the Purchaser to file any and all appropriate Uniform Commercial Code financing statements.

          SECTION 11. Notices.

          All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to any party, at such other address as shall be designated by such party in a notice hereunder to the other parties. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

          SECTION 12. Representations, Warranties and Agreements to Survive
Delivery.

          All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller, the Additional Party and/or the Co-Indemnitor submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser (and by
the initial Purchaser to the Trustee).

          SECTION 13. Severability of Provisions.

          Any part, provision, representation, warranty or covenant of this
Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

          SECTION 14. Counterparts.

          This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

                                      -17-

          SECTION 15. GOVERNING LAW; CONSENT TO JURISDICTION.

          THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH
THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO AGREEMENTS NEGOTIATED, MADE AND
TO BE PERFORMED ENTIRELY IN SAID STATE. TO THE FULLEST EXTENT PERMITTED UNDER
APPLICABLE LAW, THE SELLER, THE ADDITIONAL PARTY AND THE PURCHASER EACH HEREBY
IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL
COURTS SITTING IN NEW YORK CITY, TO THE EXCLUSION OF ALL OTHER COURTS, WITH
RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES
THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING SHALL BE HEARD AND
DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS, TO THE EXCLUSION OF ALL
OTHER COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN
INCONVENIENT FORUM IN CONNECTION WITH SUCH ACTION OR PROCEEDING COMMENCED IN
SUCH NEW YORK STATE OR FEDERAL COURTS; AND (IV) AGREES THAT A FINAL JUDGMENT IN
ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER
JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW;
PROVIDED, THAT IN THE EVENT NEITHER A NEW YORK STATE NOR FEDERAL COURT SITTING
IN NEW YORK IN WHICH AN ACTION OR PROCEEDING HAS BEEN DULY AND PROPERLY
COMMENCED BY ANY PARTY TO THIS AGREEMENT REGARDING A MATTER ARISING OUT OF OR
RELATING TO THIS AGREEMENT HAS REFUSED TO ACCEPT JURISDICTION OVER OR OTHERWISE
HAS NOT ACCEPTED SUCH ACTION OR PROCEEDING WITHIN, IN THE CASE OF EACH SUCH
COURT, 60 DAYS OF THE COMMENCEMENT OR FILING THEREOF, THEN THE WORDS "TO THE
EXCLUSION OF ALL OTHER COURTS" IN CLAUSE (I) AND CLAUSE (II) OF THIS SENTENCE
SHALL NOT APPLY WITH REGARD TO SUCH ACTION OR PROCEEDING AND THE REFERENCE TO
"SHALL" IN CLAUSE (II) OF THIS SECTION SHALL BE DEEMED TO BE "MAY".

          SECTION 16. Further Assurances.

          The Seller, the Additional Party and the Purchaser each agrees to execute and deliver such instruments and take such further actions as any other such party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

          SECTION 17. Successors and Assigns.

          The rights and obligations of the Seller and the Additional Party under this Agreement shall not be assigned by the Seller or the Additional
Party, as the case may be, without the prior written consent of the Purchaser, except that any person into which the Seller or the Additional Party may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller or the Additional Party is a party, or any person succeeding to all or substantially all of the business of the Seller or the Additional Party, shall be the successor to the Seller or the Additional
Party, as the case may be, hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and

                                      -18-

obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the
Additional Party, the Purchaser, and their respective successors and permitted assigns.

          SECTION 18. Amendments.

          No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced. The Seller's and the Additional Party's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, unless the Seller or the
Additional Party, as applicable, has consented to such amendment or modification in writing.

                                      -19-

          IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                 SELLER

                                 UBS REAL ESTATE INVESTMENTS INC.

                                 By: /s/ Robert W. Pettinato
                                     -------------------------------------------
                                 Name: Robert W. Pettinato
                                 Title: Executive Director

                                 By: /s/ Brad A. Cohen
                                     -------------------------------------------
                                 Name: Brad A. Cohen
                                 Title: Executive Director

                                 Address for Notices:
                                 1285 Avenue of the Americas, 11th Floor
                                 New York, New York 10019
                                 Attention: Robert Pettinato
                                 Telecopier No.: (212) 713-2631
                                 with a copy to: Tessa L. Peters
                                 Telecopier No.: (212) 713-1153

                                 ADDITIONAL PARTY

                                 UBS PRINCIPAL FINANCE LLC

                                 By: /s/ Robert W. Pettinato
                                     -------------------------------------------
                                 Name: Robert W. Pettinato
                                 Title: Executive Director

                                 By: /s/ Brad A. Cohen
                                     -------------------------------------------
                                 Name: Brad A. Cohen
                                 Title: Executive Director

                                 Address for Notices:
                                 1285 Avenue of the Americas, 11th Floor
                                 New York, New York 10019
                                 Attention: Robert Pettinato
                                 Telecopier No.: (212) 713-2631
                                 with a copy to: Tessa L. Peters
                                 Telecopier No.: (212) 713-1153

                                 PURCHASER

                                 STRUCTURED ASSET SECURITIES CORPORATION II

                                 By: /s/ David Nass
                                     -------------------------------------------
                                 Name: David Nass
                                 Title: Senior Vice President

                                 Address for Notices:
                                 Structured Asset Securities Corporation II
                                 745 Seventh Avenue
                                 New York, New York 10019
                                 Attention: Scott Lechner
                                 Telecopier No.: (646) 758-4203

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

MORTGAGE
  LOAN
 NUMBER             PROPERTY NAME                              ADDRESS                          CITY         STATE   ZIP CODE
--------  --------------------------------  --------------------------------------------  ----------------  -------  --------

     2    888 Seventh Avenue                888 Seventh Avenue                            New York             NY      10106
     3    Triangle Town Center              5959 Triangle Town Boulevard                  Raleigh              NC      27616
     6    Ashford I Portfolio               Various                                       Various           Various   Various
     7    Ashford II Portfolio              Various                                       Various           Various   Various
    11    DHL Center                        910 Nestle Way                                Breinigsville        PA      18031
    13    Sterling Portfolio                Various                                       Various              NY     Various
    17    Scutti Leasehold                  300 and 1000 Hylan Drive                      Rochester            NY      14623
    24    Scutti Fee Interest - Land        300 and 1000 Hylan Drive                      Rochester            NY      14623
    29    787 Broad Street                  771-787 Broad Street                          Newark               NJ      07102
    30    Fulton Roosevelt                  Various                                       Various              NY     Various
    31    162-21 Jamaica Avenue             162-21 Jamaica Avenue                         Jamaica              NY      11432
    34    Waldbaums - Farmingdale           450 Main Street                               Farmingdale          NY      11735
    35    Gap - Fordham                     271-285 East Fordham Road                     New York             NY      10458
    36    The Barcelona Apartments          326 Juniper Street                            San Diego            CA      92101
    38    Williamsburg Manor                2257 Montdale Road                            Valparaiso           IN      46383
    39    Cloverleaf Center                 12910 and 12920 Cloverleaf Center Drive       Germantown           MD      20874
    40    Oliver Multifamily Portfolio      Various                                       Various              MN     Various
    42    MeadWestvaco                      3950 Faber Place Drive                        Charleston           SC      29405
    43    St. James Village                 719 Saint James Place                         East Windsor         NJ      08520
    44    417 North 8th                     417-425 North Eighth Street                   Philadelphia         PA      19123
    46    Hampton Inn Denville              350 Morris Avenue                             Denville             NJ      07834
    49    Walgreens - Milwaukee & Armitage  2001 North Milwaukee Avenue                   Chicago              IL      60647
    54    Walgreens - Lincoln & Peterson    3019 West Peterson Avenue                     Chicago              IL      60659
    64    Walgreens - Toledo                5815 Secor Road                               Toledo               OH      43623
    68    Palmiers Apartments               5930-5990 Northeast 18th Avenue               Fort Lauderdale      FL      33334
    69    Walgreens - Ennis                 600 Ennis Avenue                              Ennis                TX      75119
    70    BJs Wholesale Club - Oakhurst     1904 State Highway 35                         Oakhurst             NJ      07755
    72    Walgreens - Dayton                1402 Miamisburg-Centerville Road              Dayton               OH      45459
    79    450 West Avenue                   450 West Avenue                               Rochester            NY      14611
    80    1300 Belmont                      1300 West Belmont Street                      Chicago              IL      60657
    81    Boardwalk Portfolio II            Various                                       Austin               TX     Various
    83    282 2nd Street                    282 2nd Street                                San Francisco        CA      94105
    85    Walgreens - Woodway               9101 Woodway Drive                            Woodway              TX      76712
    88    Park Terrace Apartments           3210-3214 North Chestnut Street               Colorado Springs     CO      80907
    95    Avenue J                          1214-1224 Avenue J                            Brooklyn             NY      11230
    99    Dohr Apartments                   562 Rumson Road                               Greece               NY      14616
   100    Dinero Plaza                      1004 North Big Spring Street                  Midland              TX      79701
   101    Hyattsville Warehouse             5400 Lafayette Place                          Hyattsville          MD      20781
   103    Olmsted Falls Apartments          9745 Douglas Lane                             Olmsted Falls        OH      44138
   105    Northern Pine                     Various                                       Various              PA     Various
   107    Bert Koun's Self Storage          150 Dalton Street                             Shreveport           LA      71106
   108    Sweetbriar Apartments             500 Sweetbriar Court                          Newport              KY      41071
   114    Secur-It Self Storage             2450 East Olive Road                          Pensacola            FL      32514
   123    Haviland Mobile Home Park         80 Haviland Road                              Poughkeepsie         NY      12601
   129    Northfield Plaza                  4840-4860 Northfield Road                     North Randall        OH      44128
   130    4346 Frankford Plaza              4346 Frankford Avenue                         Philadelphia         PA      19124
   133    Monte Carlo Mobile Home Park      4294-4306 Caledonia-Avon Road, State Route 5  Caledonia            NY      14423
   138    809 Grand Street                  809 Grand Street                              Brooklyn             NY      11211
   141    Family Dollar 2                   5114-5132 South Racine Avenue                 Chicago              IL      60609
   142    Family Dollar 4 and 5 Portfolio   Various                                       Various              IL     Various
   143    Family Dollar 3                   2610 West 71st Street                         Chicago              IL      60636
   144    Shadybrook Mobile Home Park       3677 State Route 5                            Brutus               NY      13166

MORTGAGE                    MONTHLY             REMAINING
  LOAN        CUT-OFF         P&I     MORTGAGE   TERM TO
 NUMBER    DATE BALANCE     PAYMENT     RATE     MATURITY
--------  --------------  ----------  --------  ---------

     2    145,894,000.00  703,237.79   5.70500          0
     3    127,034,076.00  760,478.36   5.73700          0
     6    110,899,000.00  697,619.10   5.74920          0
     7    100,576,000.00  629,979.72   5.70470          0
    11     55,850,000.00  261,893.84   5.55000          0
    13     49,000,000.00  286,262.05   5.76000          0
    17     24,800,000.00  122,369.63   5.84000          0
    24     17,200,000.00   84,869.26   5.84000          0
    29     13,000,000.00   74,794.30   5.62000          0
    30     12,650,000.00   73,720.84   5.75000          0
    31     12,605,266.19   74,830.10   5.90000          0
    34     11,440,000.00   64,224.26   5.41000          0
    35     11,000,000.00   62,031.74   5.45000          0
    36     10,150,000.00   60,073.52   5.88000          0
    38      9,826,000.00   57,154.74   5.72000          0
    39      9,800,000.00   55,827.92   5.53000          0
    40      9,484,091.23   59,360.87   6.39000          0
    42      8,892,109.26   51,881.46   5.74000          0
    43      8,827,186.68   51,558.66   5.75000          0
    44      8,800,000.00   51,131.02   5.71000          0
    46      8,434,157.82   50,065.98   5.89000          0
    49      8,000,000.00   38,054.63   5.63000          0
    54      6,656,000.00   32,392.53   5.76000          0
    64      5,400,000.00   24,865.63   5.45000          0
    68      5,100,000.00   29,808.53   5.81000          0
    69      5,072,000.00   23,141.00   5.40000          0
    70      5,000,000.00   29,433.24   5.83000          0
    72      4,867,000.00   23,110.36   5.62000          0
    79      4,300,000.00   24,875.53   5.67000          0
    80      4,300,000.00   25,249.55   5.80700          0
    81      4,300,000.00   25,753.03   5.99000          0
    83      4,200,000.00   25,391.37   6.09000          0
    85      4,066,666.00   18,725.96   5.45000          0
    88      3,875,000.00   22,490.52   5.70000          0
    95      3,450,403.21   20,306.07   5.81000          0
    99      3,300,000.00   20,383.10   6.28000          0
   100      3,250,463.91   18,714.98   5.60000          0
   101      3,200,000.00   18,904.20   5.87500          0
   103      3,088,000.00   17,630.32   5.55000          0
   105      2,797,434.46   16,091.87   5.61000          0
   107      2,775,000.00   16,300.07   5.81000          0
   108      2,750,000.00   15,908.77   5.67000          0
   114      2,600,000.00   15,338.46   5.85000          0
   123      2,144,157.60   13,878.78   6.02000          0
   129      1,896,358.35   11,136.21   5.79000          0
   130      1,775,000.00   11,556.00   6.11000          0
   133      1,698,546.09   10,061.58   5.88000          0
   138      1,485,000.00    9,613.32   6.05000          0
   141      1,217,439.00    7,740.12   5.86000          0
   142      1,188,452.00    7,555.83   5.86000          0
   143      1,172,025.00    7,451.39   5.86000          0
   144      1,150,000.00    6,414.60   5.34000          0

MORTGAGE                REMAINING   INTEREST                   PRIMARY
  LOAN     MATURITY   AMORTIZATION   ACCRUAL  ADMINISTRATIVE  SERVICING
 NUMBER      DATE         TERM        BASIS     COST RATE        FEE
--------  ----------  ------------  --------  --------------  ---------

     2     1/11/2016        0       Act/360          0.02040    0.00
     3     12/5/2015        0       30/360           0.02040    0.00
     6    12/11/2014        0       Act/360          0.02040    0.00
     7    12/11/2015        0       Act/360          0.02040    0.00
    11     1/11/2016        0       Act/360          0.02040    0.00
    13    12/11/2015        0       Act/360          0.02040    0.00
    17     1/11/2016        0       Act/360          0.02040    0.00
    24     1/11/2016        0       Act/360          0.02040    0.00
    29     1/11/2016        0       Act/360          0.02040    0.00
    30    12/11/2015        0       Act/360          0.02040    0.00
    31    12/11/2015        0       Act/360          0.02040    0.00
    34    12/11/2015        0       Act/360          0.02040    0.00
    35    11/11/2015        0       Act/360          0.02040    0.00
    36     1/11/2016        0       Act/360          0.02040    0.00
    38    12/11/2012        0       Act/360          0.02040    0.00
    39    11/11/2015        0       Act/360          0.02040    0.00
    40    11/11/2015        0       Act/360          0.02040    0.00
    42    12/11/2015        0       Act/360          0.02040    0.00
    43    12/11/2015        0       Act/360          0.02040    0.00
    44     1/11/2016        0       Act/360          0.02040    0.00
    46    11/11/2015        0       Act/360          0.02040    0.00
    49     1/11/2016        0       Act/360          0.02040    0.00
    54     1/11/2016        0       Act/360          0.02040    0.00
    64    11/11/2015        0       Act/360          0.02040    0.00
    68     1/11/2016        0       Act/360          0.02040    0.00
    69    11/11/2015        0       Act/360          0.02040    0.00
    70     1/11/2016        0       Act/360          0.02040    0.00
    72    12/11/2015        0       Act/360          0.02040    0.00
    79    12/11/2015        0       Act/360          0.02040    0.00
    80    11/11/2015        0       Act/360          0.02040    0.00
    81     1/11/2016        0       Act/360          0.02040    0.00
    83     1/11/2016        0       Act/360          0.02040    0.00
    85    11/11/2015        0       Act/360          0.02040    0.00
    88    11/11/2015        0       Act/360          0.02040    0.00
    95    11/11/2015        0       Act/360          0.02040    0.00
    99    11/11/2015        0       Act/360          0.02040    0.00
   100    10/11/2015        0       Act/360          0.02040    0.00
   101    11/11/2015        0       Act/360          0.02040    0.00
   103    11/11/2015        0       Act/360          0.02040    0.00
   105    12/11/2015        0       Act/360          0.02040    0.00
   107     1/11/2016        0       Act/360          0.02040    0.00
   108    12/11/2015        0       Act/360          0.02040    0.00
   114     1/11/2016        0       Act/360          0.02040    0.00
   123    11/11/2015        0       Act/360          0.02040    0.00
   129    11/11/2015        0       Act/360          0.02040    0.00
   130    11/11/2015        0       Act/360          0.02040    0.00
   133    12/11/2015        0       Act/360          0.02040    0.00
   138     1/11/2016        0       Act/360          0.02040    0.00
   141     1/11/2016        0       Act/360          0.02040    0.00
   142     1/11/2016        0       Act/360          0.02040    0.00
   143     1/11/2016        0       Act/360          0.02040    0.00
   144    10/11/2015        0       Act/360          0.02040    0.00

MORTGAGE                          MORTGAGE                                     ARD
  LOAN                              LOAN                                     MORTGAGE
 NUMBER        GROUND LEASE?       SELLER              DEFEASANCE              LOAN
--------  ----------------------  --------  -------------------------------  --------

     2    Leasehold               UBS       Defeasance                          No
     3    Fee Simple              UBS       Defeasance                          No
     6    Fee Simple              UBS       Defeasance                          No
     7    Fee Simple              UBS       Defeasance                          No
    11    Fee Simple              UBS       Defeasance or Yield Maintenance     No
    13    Fee Simple / Leasehold  UBS       Defeasance                          No
    17    Leasehold               UBS       Yield Maintenance                   No
    24    Fee Simple              UBS       Yield Maintenance                   No
    29    Fee Simple              UBS       Defeasance                          No
    30    Fee Simple              UBS       Defeasance                          No
    31    Fee Simple              UBS       Defeasance                          No
    34    Fee Simple              UBS       Defeasance                          No
    35    Fee Simple              UBS       Defeasance                          No
    36    Fee Simple              UBS       Defeasance                          No
    38    Fee Simple              UBS       Defeasance                          No
    39    Fee Simple              UBS       Defeasance                          No
    40    Fee Simple              UBS       Defeasance                          No
    42    Fee Simple              UBS       Defeasance                          No
    43    Fee Simple              UBS       Defeasance                          No
    44    Fee Simple              UBS       Defeasance                          No
    46    Fee Simple              UBS       Defeasance                          No
    49    Fee Simple              UBS       Defeasance                          No
    54    Fee Simple              UBS       Defeasance                          No
    64    Fee Simple              UBS       Defeasance                          No
    68    Fee Simple              UBS       Defeasance                          No
    69    Fee Simple              UBS       Defeasance                          No
    70    Fee Simple              UBS       Defeasance                          No
    72    Fee Simple              UBS       Defeasance                          No
    79    Fee Simple              UBS       Yield Maintenance                   No
    80    Fee Simple              UBS       Defeasance                          No
    81    Fee Simple              UBS       Defeasance                          No
    83    Fee Simple              UBS       Defeasance                          No
    85    Fee Simple              UBS       Defeasance                          No
    88    Fee Simple              UBS       Defeasance                          No
    95    Fee Simple              UBS       Defeasance                          No
    99    Fee Simple              UBS       Defeasance                          No
   100    Fee Simple              UBS       Defeasance                          No
   101    Fee Simple              UBS       Defeasance                          No
   103    Fee Simple              UBS       Defeasance                          No
   105    Fee Simple              UBS       Defeasance                          No
   107    Fee Simple              UBS       Yield Maintenance                   No
   108    Fee Simple              UBS       Defeasance                          No
   114    Fee Simple              UBS       Yield Maintenance                   No
   123    Fee Simple              UBS       Defeasance                          No
   129    Fee Simple              UBS       Defeasance                          No
   130    Fee Simple              UBS       Defeasance                          No
   133    Fee Simple              UBS       Defeasance                          No
   138    Fee Simple              UBS       Defeasance                          No
   141    Fee Simple              UBS       Defeasance                          No
   142    Fee Simple              UBS       Defeasance                          No
   143    Fee Simple              UBS       Defeasance                          No
   144    Fee Simple              UBS       Defeasance                          No

                                               MORTGAGE
MORTGAGE  ANTICIPATED                            LOAN
  LOAN     REPAYMENT     ARD       CROSS        SELLER
 NUMBER       DATE     SPREAD  COLLATERALIZED   LOAN ID
--------  -----------  ------  --------------  --------
     2        N/A        N/A   No                UBS36
     3        N/A        N/A   No                UBS12
     6        N/A        N/A   No                11027
     7        N/A        N/A   No                11028
    11        N/A        N/A   No                UBS37
    13        N/A        N/A   No                11084
    17        N/A        N/A   Yes (UBS-J)       11041
    24        N/A        N/A   Yes (UBS-J)       11042
    29        N/A        N/A   No                11037
    30        N/A        N/A   No                10986
    31        N/A        N/A   No                11015
    34        N/A        N/A   No                10994
    35        N/A        N/A   No                10985
    36        N/A        N/A   No                11053
    38        N/A        N/A   No                11119
    39        N/A        N/A   No                11062
    40        N/A        N/A   No                10751
    42        N/A        N/A   No                11083
    43        N/A        N/A   No                10750
    44        N/A        N/A   No                11066
    46        N/A        N/A   No                11043
    49        N/A        N/A   No                11036
    54        N/A        N/A   No                11054
    64        N/A        N/A   No                UBS24
    68        N/A        N/A   No                11080
    69        N/A        N/A   No                UBS23
    70        N/A        N/A   No                UBS34
    72        N/A        N/A   No                UBS26
    79        N/A        N/A   No                11017
    80        N/A        N/A   No                11055
    81        N/A        N/A   No                11112
    83        N/A        N/A   No                94105
    85        N/A        N/A   No                11039
    88        N/A        N/A   No                11030
    95        N/A        N/A   No                11049
    99        N/A        N/A   No                11034
   100        N/A        N/A   No                10974
   101        N/A        N/A   No                10878
   103        N/A        N/A   No                10972
   105        N/A        N/A   No                11035
   107        N/A        N/A   No                11105
   108        N/A        N/A   No                11060
   114        N/A        N/A   No                11086
   123        N/A        N/A   No                10937
   129        N/A        N/A   No                10973
   130        N/A        N/A   No                10957
   133        N/A        N/A   No                10811
   138        N/A        N/A   No                10882
   141        N/A        N/A   No               11130b
   142        N/A        N/A   No               11130d
   143        N/A        N/A   No               11130c
   144        N/A        N/A   No                10942

                                       A-1

                                    EXHIBIT B

                         REPRESENTATIONS AND WARRANTIES

          Except as set forth on the schedule of exceptions attached hereto as
Schedule I, the Seller hereby represents and warrants to the Purchaser, with respect to each Mortgage Loan, as of the Closing Date or such other date specified in the particular representation and warranty (the heading set forth herein with respect to each representation and warranty being for the convenience of reference only and in no way limiting, expanding or otherwise affecting the scope or subject matter thereof), that:

               (i) Mortgage Loan Schedule. The information pertaining to such
     Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of its Due Date in January 2006 (or, if the
     Mortgage Loan does not have a Due Date in January 2006, then as of the
     Cut-off Date).

               (ii) Legal Compliance. If such Mortgage Loan was originated by the Seller or an Affiliate of the Seller, then, as of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan; and, if such Mortgage Loan was not originated by the Seller or an Affiliate of the Seller, then, to the
     Seller's actual knowledge, after having performed the type of due diligence customarily performed in the origination of comparable mortgage loans by the Seller, as of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage
     Loan.

               (iii) Ownership of Mortgage Loan. The Seller owns such Mortgage
     Loan, has good title thereto, has full right, power and authority to sell, assign and transfer such Mortgage Loan and is transferring such Mortgage
     Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan, exclusive of the servicing rights pertaining thereto; no provision of the Mortgage Note,
     Mortgage(s) or other loan documents relating to such Mortgage Loan prohibits or restricts the Seller's right to assign or transfer such
     Mortgage Loan to the Trustee (except in the case of a Loan Combination, which may, pursuant to the related Co-Lender Agreement, require notice to one or more rating agencies or another lender which, if required, has already been provided); no governmental or regulatory approval or consent is required for the sale of such Mortgage Loan by the Seller; and the
     Seller has validly conveyed to the Trustee a legal and beneficial interest in and to such Mortgage Loan free and clear of any lien, claim or encumbrance of any nature.

               (iv) No Holdback. The proceeds of such Mortgage Loan have been fully disbursed (except in those cases where the full amount of such
     Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts to be released pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property) and there is no requirement for future advances thereunder.

               (v) Loan Document Status. Each of the related Mortgage Note,
     Mortgage(s), Assignment(s) of Leases, if separate from the related
     Mortgage, and other agreements executed in favor of the lender in connection therewith is the legal, valid and binding

                                       B-1

     obligation of the maker thereof (subject to the non-recourse provisions therein and any state anti-deficiency legislation), enforceable in accordance with its terms, except that (A) such enforcement may be limited by (1) bankruptcy, insolvency, receivership, reorganization, liquidation, voidable preference, fraudulent conveyance and transfer, moratorium and/or other similar laws affecting the enforcement of creditors' rights generally, and (2) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and (B)
     certain provisions in the subject agreement or instrument may be further limited or rendered unenforceable by applicable law, but subject to the limitations set forth in the foregoing clause (A), such limitations will not render that subject agreement or instrument invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided by the subject agreement or instrument.
     Such Mortgage Loan is non-recourse to the Mortgagor or any other Person except to the extent provided in certain nonrecourse carveouts and/or in any applicable guarantees. If such Mortgage Loan has a Cut-off Date Balance of $15 million or more, the related Mortgagor or another Person has agreed, in effect, to be liable for all liabilities, costs, losses, damages or expenses suffered or incurred by the mortgagee under such Mortgage Loan by reason of or in connection with and to the extent of (A) any material intentional fraud or material intentional misrepresentation by the related mortgagor; (B) any breach on the part of the related mortgagor of any environmental representations warranties and covenants contained in the related Mortgage Loan documents; and (C) the filing of a voluntary bankruptcy or insolvency proceeding by the related mortgagor; provided that, instead of any breach described in clause (B) of this paragraph, the related Mortgagor or such other Person may instead be liable for liabilities, costs, losses, damages, expenses and claims resulting from a breach of the obligations and indemnities of the related Mortgagor under the related Mortgage Loan documents relating to hazardous or toxic substances, radon or compliance with environmental laws.

               (vi) No Right of Rescission. As of the date of origination, subject to the limitations and exceptions as to enforceability set forth in paragraph (v) above, there was no valid offset, defense, counterclaim or right to rescission, abatement of amounts due under the Mortgage Note or diminution of amounts due under the Mortgage Note with respect to any of the related Mortgage Note, Mortgage(s) or other agreements executed in connection with such Mortgage Loan; and, as of the Closing Date, subject to the limitations and exceptions as to enforceability set forth in paragraph
     (v) above, there is no valid offset, defense, counterclaim or right of rescission, abatement of amounts due under the Mortgage Note or diminution of amounts due under the Mortgage Note with respect to any of the related
     Mortgage Note, Mortgage(s) or other agreements executed in connection with such Mortgage Loan.

               (vii) Assignments. The assignment of the related Mortgage(s) and
     Assignment(s) of Leases to the Trustee (or, in the case of an Outside
     Serviced Trust Mortgage Loan, to the related Outside Trustee) constitutes the legal, valid, binding and, subject to the limitations and exceptions as to enforceability set forth in paragraph (v) above, enforceable assignment of such documents (provided that the unenforceability of any such assignment based on bankruptcy, insolvency, receivership, reorganization, liquidation, moratorium and/or other similar laws affecting the enforcement of creditors' rights generally or based on general principles of equity
     (regardless of whether such enforcement is considered in a proceeding in equity or at law) shall be a breach of this representation and warranty only upon the declaration

                                      B-2

     by a court with jurisdiction in the matter that such assignment is to be unenforceable on such basis).

               (viii) First Lien. Each related Mortgage is a valid and, subject to the limitations and exceptions in paragraph (v) above, enforceable first lien on the related Mortgaged Property including all improvements thereon
     (other than any tenant owned improvements), which Mortgaged Property is free and clear of all encumbrances and liens having priority over or on a parity with the first lien of such Mortgage, except for the following
     (collectively, the "Permitted Encumbrances"): (A) the lien for real estate taxes, water charges, sewer rents and assessments not yet due and payable;
     (B) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record or that are omitted as exceptions in the related lender's title insurance policy (or, if not yet issued, omitted as exceptions in a pro forma title policy or title policy commitment); (C) exceptions and exclusions specifically referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or title policy commitment); (D) other matters to which like properties are commonly subject, (E) the rights of tenants
     (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property; (F) condominium declarations of record and identified in the related lender's title insurance policy (or, if not yet issued, identified in a pro forma title policy or title policy commitment);
     and (G) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage
     Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Cross-Collateralized Group; provided that, in the case of a Trust
     Mortgage Loan that is part of a Loan Combination, such Mortgage also secures the other mortgage loan(s) in such Loan Combination. With respect to such Mortgage Loan, such Permitted Encumbrances do not, individually or in the aggregate, materially and adversely interfere with the benefits of the security intended to be provided by the related Mortgage, the current principal use or operation of the related Mortgaged Property or the ability of the related Mortgaged Property to generate sufficient cashflow to enable the related Mortgagor to timely pay in full the principal and interest on the related Mortgage Note (other than a Balloon Payment, which would require a refinancing). If the related Mortgaged Property is operated as a nursing facility or a hospitality property, the related Mortgage, together with any security agreement, chattel mortgage or similar agreement and UCC financing statement, if any, establishes and creates a first priority, perfected security interest (subject only to any prior purchase money security interest, revolving credit lines and any personal property leases), to the extent such security interest can be perfected by the recordation of a Mortgage or the filing of a UCC financing statement, in all material personal property owned by the Mortgagor that is used in, and is reasonably necessary to, the operation of the related Mortgaged
     Property, and that is located on the related Mortgaged Property, which personal property includes, in the case of Mortgaged Properties operated by the related Mortgagor as a nursing facility or hospitality property, all furniture, fixtures, equipment and other personal property located at the subject Mortgaged Property that are owned by the related Mortgagor and reasonably necessary or material to the operation of the subject Mortgaged
     Property. In the case of any Mortgage Loan secured by a hotel, the related loan documents contain such provisions as are necessary and UCC financing statements have been filed as necessary, in each case, to perfect a valid first priority security interest, to the extent such security interest can be perfected by the inclusion of such provisions and the filing of a UCC financing statement, in the Mortgagor's right to receive related hotel room revenues with respect to such Mortgaged Property.

                                      B-3

               (ix) Taxes and Assessments. All taxes, governmental assessments, water charges, sewer rents or similar governmental charges which, in all such cases, were directly related to the related Mortgaged Property and could constitute liens on the related Mortgaged Property prior to the lien of the related Mortgage, together with all ground rents, that prior to the related Due Date in January 2006 (or, if the Mortgage Loan does not have a
     Due Date in January 2006, then prior to the Cut-off Date) became due and payable in respect of, and materially affect, any related Mortgaged
     Property have been paid or are escrowed for or are not yet delinquent, and the Seller knows of no unpaid tax, assessment, ground rent, water charges or sewer rent, which, in all such cases, were directly related to the subject Mortgaged Property and could constitute liens on the subject
     Mortgaged Property prior to the lien of the related Mortgage that prior to the Closing Date became due and delinquent in respect of any related
     Mortgaged Property, or in any such case an escrow of funds in an amount sufficient to cover such payments has been established.

               (x) No Material Damage. As of the date of origination of such
     Mortgage Loan and, to the actual knowledge of the Seller, as of the Closing
     Date, there was no pending proceeding for the total or partial condemnation of any related Mortgaged Property that materially affects the value thereof and such Mortgaged Property is free of material damage. Except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Mortgage or other loan documents relating to such Mortgage Loan, (and subject to any rights of the lessor under any related Ground Lease) the related Mortgage Loan documents provide that any condemnation awards will be applied (or, at the discretion of the mortgagee, will be applied) to either the repair or restoration of all or part of the related Mortgaged Property or the reduction of the outstanding principal balance of such Mortgage Loan.

               (xi) Title Insurance. Each related Mortgaged Property is covered by an ALTA (or its equivalent) lender's title insurance policy issued by a nationally recognized title insurance company, insuring that each related
     Mortgage is a valid first lien on such Mortgaged Property in the original principal amount of such Mortgage Loan (or, if such Mortgage Loan is part of a Loan Combination, in the original principal amount of such Loan
     Combination) after all advances of principal, subject only to Permitted
     Encumbrances and, in the case of a Trust Mortgage Loan that is part of a
     Loan Combination, further subject to the fact that the related Mortgage also secures the related Non-Trust Mortgage Loan(s) (or if such policy has not yet been issued, such insurance may be evidenced by a binding commitment or binding pro forma marked as binding and signed (either thereon or on a related escrow letter attached thereto) by the title insurer or its authorized agent) from a title insurer qualified and/or licensed in the applicable jurisdiction, as required, to issue such policy;
     such title insurance is in full force and effect, all premiums have been paid, is freely assignable and will inure to the benefit of the Trustee
     (or, in the case of an Outside Serviced Trust Mortgage Loan, the benefit of the related Outside Trustee) as sole insured as mortgagee of record, or any such commitment or binding pro forma is a legal, valid and binding obligation of such insurer; no claims have been made by the Seller under such title insurance; and neither the Seller nor any Affiliate of the
     Seller has done, by act or omission, anything that would materially impair the coverage of any such title insurance policy; such policy or commitment or binding pro forma contains no exclusion for (or alternatively it insures over such exclusion, unless such coverage is unavailable in the relevant

                                      B-4

     jurisdiction) (A) access to a public road, (B) that there is no material encroachment by any improvements on the related Mortgaged Property either to or from any adjoining property or across any easements on the related
     Mortgaged Property, and (C) that the land shown on the survey materially conforms to the legal description of the related Mortgaged Property.

               (xii) Property Insurance. As of the date of its origination and, to the Seller's actual knowledge, as of the Cut-off Date, all insurance required under each related Mortgage (except where a tenant under a lease is permitted to insure or self-insure under a lease) was in full force and effect with respect to each related Mortgaged Property; such insurance included (A) fire and extended perils insurance included within the classification "All Risk of Physical Loss" or the equivalent thereof in an amount (subject to a customary deductible) at least equal to the lesser of
     (1) 100% of the full insurable value of the improvements located on such
     Mortgaged Property and (2) the outstanding principal balance of such
     Mortgage Loan or the portion thereof allocable to such Mortgaged Property),
     (B) business interruption or rental loss insurance for a period of not less than 12 months, (C) comprehensive general liability insurance in an amount not less than $1 million per occurrence, (D) workers' compensation insurance (if the related Mortgagor has employees and if required by applicable law), and (E) if (1) such Mortgage Loan is secured by a
     Mortgaged Property located in the State of California or in "seismic zone"
     3 or 4 and (2) a seismic assessment as described below revealed a maximum probable or bounded loss in excess of 20% of the amount of the estimated replacement cost of the improvements on such Mortgaged Property, seismic insurance; it is an event of default under such Mortgage Loan if the above-described insurance coverage is not maintained by the related
     Mortgagor (except where a tenant under a lease is permitted to insure or self-insure under a lease) and the related loan documents provide (in either a general cost and expense recovery provision or a specific provision with respect to recovery of insurance costs and expenses) that any reasonable out-of-pocket costs and expenses incurred by the mortgagee in connection with such default in obtaining such insurance coverage may be recovered from the related Mortgagor; the related Evidence of Property
     Insurance and certificate of liability insurance (which may be in the form of an Acord 27 or an Acord 25, respectively), or forms substantially similar thereto, provide that the related insurance policy may not be terminated or reduced without at least 10 days prior notice to the mortgagee and (other than those limited to liability protection) name the mortgagee and its successors as loss payee; no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller; all premiums under any such insurance policy have been paid through the Cut-off Date; the insurance policies specified in clauses (A),
     (B) and (C) above are required to be maintained with insurance companies having "financial strength" or "claims paying ability" ratings of at least
     "A:VII" from A.M. Best Company or at least "BBB+" (or equivalent) from a nationally recognized statistical rating agency (or, with respect to certain blanket insurance policies, such other ratings as are in compliance with S&P's applicable criteria for rating the Certificates); and, except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Mortgage or other loan documents relating to such Mortgage Loan, and subject to the related exception schedules, the related Mortgage Loan documents provide that any property insurance proceeds will be applied (or, at the discretion of the mortgagee, will be applied) either to the repair or restoration of all or part of the related Mortgaged Property or the reduction of the outstanding principal balance of such Mortgage Loan; provided that the related Mortgage Loan documents may entitle the related Mortgagor to any portion of such proceeds remaining after completion of the repair or restoration

                                      B-5

     of the related Mortgaged Property or payment of amounts due under such
     Mortgage Loan. Notwithstanding anything to the contrary in this paragraph
     (xii), with regard to insurance for acts of terrorism, any such insurance and the amount thereof may be limited by the commercial availability of such coverage, whether the mortgagee may reasonably require such insurance, certain limitations with respect to the cost thereof and/or whether such hazards are at the time commonly insured against for property similar to the related Mortgaged Property. If the related Mortgaged Property is located in the State of California or in "seismic zone" 3 or 4, then: (A)
     either a seismic assessment was conducted with respect to the related
     Mortgaged Property in connection with the origination of such Mortgage Loan or earthquake insurance was obtained; and (B) the probable maximum loss for the related Mortgaged Property as reflected in such seismic assessment, if any, was determined based upon a return period of not less than 475 years, an exposure period of 50 years and a 10% probability of incidence. Schedule
     I-xii attached hereto is true and correct in all material respects.

               (xiii) No Material Defaults. Other than payments due but not yet
     30 days or more delinquent, there is (A) no material default, breach, violation or event of acceleration existing under the related Mortgage
     Note, the related Mortgage or other loan documents relating to such
     Mortgage Loan, and (B), to the knowledge of the Seller, no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under any of such documents; provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration (A) that specifically pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Exhibit B or (B)
     with respect to which the Seller has no actual knowledge. The Seller has not waived, in writing or with knowledge, any material default, breach, violation or event of acceleration under any of such documents. Under the terms of such Mortgage Loan, no person or party other than the mortgagee or its servicing agent may declare an event of default or accelerate the related indebtedness under such Mortgage Loan.

               (xiv) No Payment Delinquency. As of the Closing Date, such
     Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Monthly
     Payment.

               (xv) Interest Accrual Basis. Such Mortgage Loan accrues interest on an Actual/360 Basis, an Actual/Actual Basis or a 30/360 Basis; and such
     Mortgage Loan accrues interest (payable monthly in arrears) at a fixed rate of interest throughout the remaining term thereof (except if such Mortgage
     Loan is an ARD Mortgage Loan, in which case the accrual rate for interest will increase after its Anticipated Repayment Date, and except in connection with the occurrence of a default and the accrual of default interest).

               (xvi) Subordinate Debt. Each related Mortgage or other loan document relating to such Mortgage Loan does not provide for or permit, without the prior written consent of the holder of the related Mortgage
     Note, any related Mortgaged Property or any direct controlling interest in the Mortgagor to secure any other promissory note or debt (other than another Mortgage Loan in the Trust Fund and, if such Mortgage Loan is part of a Loan Combination, the other mortgage loan(s) that are part of such
     Loan Combination, as applicable).

                                      B-6

               (xvii) Qualified Mortgage. Such Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code.
     Accordingly, either as of the date of origination or the Closing Date, the fair market value of the real property securing such Mortgage Loan was not less than 80% of the "adjusted issue price" (within the meaning of the
     REMIC Provisions) of such Mortgage Loan. For purposes of the preceding sentence, the fair market value of the real property securing such Mortgage
     Loan was first reduced by the amount of any lien on such real property that is senior to the lien that secures such Mortgage Loan, and was further reduced by a proportionate amount of any lien that is on a parity with the lien that secures such Mortgage Loan. No action that occurs by operation of the terms of such Mortgage Loan would cause such Mortgage Loan to cease to be a "qualified mortgage" and such Mortgage Loan does not permit the release or substitution of collateral if such release or substitution (A)
     would constitute a "significant modification" of such Mortgage Loan within the meaning of Treasury regulations section 1.1001-3, (B) would cause such
     Mortgage Loan not to be a "qualified mortgage" within the meaning of
     Section 860G(a)(3) of the Code (without regard to clauses (A)(i) or (A)(ii)
     thereof) or (C) would cause a "prohibited transaction" within the meaning of Section 860F(a)(2) of the Code. The related Mortgaged Property, if acquired in connection with the default or imminent default of such
     Mortgage Loan, would constitute "foreclosure property" within the meaning of Section 860G(a)(8) of the Code.

               (xviii) Prepayment Consideration. Prepayment Premiums and Yield
     Maintenance Charges payable with respect to such Mortgage Loan, if any, constitute "customary prepayment penalties" within the meaning of Treasury regulations section 1.860G-1(b)(2).

               (xix) Environmental Conditions. One or more environmental site assessments or transaction screens, or one or more updates of a previously conducted environmental assessment or transaction screen, were performed by an environmental consulting firm independent of the Seller and the Seller's
     Affiliates with respect to each related Mortgaged Property during the
     12-month period preceding the Cut-off Date, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s), transaction screen(s) and/or update(s)
     referenced herein, has no knowledge of, and has not received actual notice of, any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s);
     all of such environmental site assessments and transaction screens met ASTM requirements to the extent set forth in such report; and none of the above referenced environmental reports reveal any circumstances or conditions that are in violation of any applicable environmental laws, or if such report does reveal such circumstances, then (1) the same have been remediated in all material respects, (2) sufficient funds have been escrowed or a letter of credit, guaranty or other instrument has been delivered for purposes of covering the estimated costs of such remediation,
     (3) the related Mortgagor or other responsible party is currently taking remedial or other appropriate action to address the environmental issue consistent with the recommendations in such site assessment, (4) the cost of the environmental issue relative to the value of such Mortgaged Property was de minimis, or (5) environmental insurance has been obtained.

               The Mortgagor with respect to such Mortgage Loan has represented, warranted and covenanted generally to the effect that, to its knowledge, except as set forth in the environmental reports described above, it has not used, caused or permitted to exist, and will not use, cause or permit to exist, on the related Mortgaged Property, any Hazardous Materials in any manner

                                      B-7

     which violates applicable federal, state or local laws governing the use, storage, handling, production or disposal of Hazardous Materials at the related Mortgaged Property and (A) the related Mortgagor and a natural person have agreed to indemnify the mortgagee under such Mortgage Loan, and its successors and assigns, against any losses, liabilities, damages, penalties, fines, claims and reasonable out of pocket expenses (excluding lost profits, consequential damages and diminution of value of the related
     Mortgaged Property, provided that no Mortgage Loan with an original principal balance equal to or greater than $15,000,000 contains an exclusion for "diminution of value" of the related Mortgaged Property)
     paid, suffered or incurred by such mortgagee resulting from such
     Mortgagor's material violation of any environmental law or a material breach of the environmental representations and warranties or covenants given by the related Mortgagor in connection with such Mortgage Loan or (B)
     environmental insurance has been obtained. If such Mortgage Loan is a
     Mortgage Loan as to which neither a natural person has provided the indemnity set forth above nor environmental insurance has been obtained, such Mortgage Loan is set forth on Schedule I.

          The Seller has not taken any action with respect to such Mortgage Loan or the related Mortgaged Property that could subject the Seller or its successors and assigns in respect of such Mortgage Loan to liability under
     CERCLA or any other applicable federal, state or local environmental law.
     The related Mortgage or other loan documents require the related Mortgagor to comply with all applicable federal, state and local environmental laws and regulations.

               (xx) Realization Against Real Estate Collateral. The related
     Mortgage Note, Mortgage(s), Assignment(s) of Leases and other loan documents securing such Mortgage Loan, if any, contain customary and, subject to the limitations and exceptions as to enforceability in paragraph
     (v) above, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property or Properties of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non-judicial foreclosure.

               (xxi) Bankruptcy. The related Mortgagor is not a debtor in any bankruptcy, reorganization, insolvency or comparable proceeding; provided, however, that this representation and warranty does not cover any such bankruptcy, reorganization, insolvency or comparable proceeding with respect to which: (1) the Seller has no actual knowledge and (2) written notice of the discovery thereof is not delivered to the Seller by the
     Trustee or the Master Servicer on or prior to the date occurring twelve months after the Closing Date.

               (xxii) Loan Security. Such Mortgage Loan is secured by a Mortgage on a fee simple interest and/or a leasehold estate in a commercial property or multifamily property, including the related Mortgagor's interest in the improvements on the related Mortgaged Property.

               (xxiii) Amortization. Such Mortgage Loan does not provide for negative amortization, unless such Mortgage Loan is an ARD Mortgage Loan, in which case it may occur only after the Anticipated Repayment Date.

                                       B-8

               (xxiv) Whole Loan. Such Mortgage Loan is a whole loan, contains no equity participation by the lender or shared appreciation feature and does not provide for any contingent interest in the form of participation in the cash flow of the related Mortgaged Property.

               (xxv) Due-on-Encumbrance. Each Mortgage Loan contains provisions for the acceleration of the payment of the unpaid principal balance of such
     Mortgage Loan if, without the prior written consent of the mortgagee or
     Rating Agency confirmation that an Adverse Rating Event with respect to any
     Class of Certificates would not occur, any related Mortgaged Property or any direct controlling interest in the Mortgagor is directly encumbered in connection with subordinate financing; and except in the case of a Trust
     Mortgage Loan that is part of a Loan Combination (for which such consent has been granted with respect to the other mortgage loan(s) in such Loan
     Combination), and except for the respective Mortgage Loans secured by the
     Mortgaged Properties listed on Schedule I (for which such consent has been granted with respect to mezzanine debt), no such consent has been granted by the Seller. To the Seller's knowledge, no related Mortgaged Property is encumbered in connection with subordinate financing; however, if the related Mortgaged Property is listed on Schedule I, certain direct controlling equity holders in the related Mortgagor are known to the Seller to have incurred debt secured by their ownership interest in the related
     Mortgagor.

               (xxvi) Due-on-Sale. Except with respect to transfers of certain non-controlling and/or minority interests in the related Mortgagor as specified in the related Mortgage or with respect to transfers of interests in the related Mortgagor between immediate family members and with respect to transfers by devise, by descent or by operation of law or otherwise upon the death or incapacity of a person having an interest in the related
     Mortgagor, each Mortgage Loan contains either (A) provisions for the acceleration of the payment of the unpaid principal balance of such
     Mortgage Loan if any related Mortgaged Property or interest therein is directly or indirectly transferred or sold without the prior written consent of the mortgagee or rating agency confirmation, or (B) provisions for the acceleration of the payment of the unpaid principal balance of such
     Mortgage Loan if any related Mortgaged Property or interest therein is directly or indirectly transferred or sold without the related Mortgagor having satisfied certain conditions specified in the related Mortgage with respect to permitted transfers.

               (xxvii) Mortgagor Concentration. No Mortgage Loan, together with any other Mortgage Loan made to the same Mortgagor or to an Affiliate of such Mortgagor, represents more than 5% of the Initial Pool Balance.

               (xxviii) Waivers; Modifications. Except as set forth in a written instrument included in the related Mortgage File, the (A) material terms of the related Mortgage Note, the related Mortgage(s) and any related loan agreement and/or lock-box agreement have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded by the mortgagee in any manner, and (B) no portion of a related Mortgaged Property has been released from the lien of the related Mortgage, in the case of (A)
     and/or (B), to an extent or in a manner that in any such event materially interferes with the security intended to be provided by such document or instrument.

               (xxix) Inspection. Each related Mortgaged Property was inspected by or on behalf of the related originator during the six-month period prior to the related origination date.

                                       B-9

               (xxx) Property Release. The terms of the related Mortgage Note,
     Mortgage(s) or other loan document securing such Mortgage Loan do not provide for the release from the lien of such Mortgage of any material portion of the related Mortgaged Property that is necessary to the operation of such Mortgaged Property or was given material value in the underwriting of such Mortgage Loan at origination, without (A) payment in full of such Mortgage Loan, (B) delivery of Defeasance Collateral in the form of "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the "Investment Company
     Act"), (C) delivery of substitute real property collateral, or (D) payment of a release price equal to at least 125% of the of the amount of such
     Mortgage Loan allocated to the related Mortgaged Property subject to the release or (E) the satisfaction of certain underwriting and legal requirements which the Seller required in the origination of comparable mortgage loans.

               (xxxi) Qualifications; Licensing; Zoning. The related Mortgagor has covenanted in the related Mortgage Loan documents to maintain the related Mortgaged Property in compliance in all material respects with, to the extent it is not grandfathered under, all applicable laws, zoning ordinances, rules, covenants and restrictions affecting the construction, occupancy, use and operation of such Mortgaged Property, and the related originator performed the type of due diligence in connection with the origination of such Mortgage Loan customarily performed by such originator in the origination of comparable mortgage loans with respect to the foregoing matters; the Seller has received no notice of any material violation of, to the extent is has not been grandfathered under, any applicable laws, zoning ordinances, rules, covenants or restrictions affecting the construction, occupancy, use or operation of the related
     Mortgaged Property (unless affirmatively covered by the title insurance referred to in paragraph (xi) above (or an endorsement thereto)); to the
     Seller's knowledge (based on surveys, opinions, letters from municipalities and/or title insurance obtained in connection with the origination of such
     Mortgage Loan), no improvement that was included for the purpose of determining the appraised value of the related Mortgaged Property at the time of origination of such Mortgage Loan lay outside the boundaries and building restriction lines of such property, in effect at the time of origination of such Mortgage Loan, to an extent which would have a material adverse affect on the related Mortgagor's use and operation of such
     Mortgaged Property (unless grandfathered with respect thereto or affirmatively covered by the title insurance referred to in paragraph (xi)
     above (or an endorsement thereto)), and no improvements on adjoining properties encroached upon such Mortgaged Property to any material extent.

               (xxxii) Property Financial Statements. The related Mortgagor has covenanted in the related Mortgage Loan documents to deliver to the mortgagee annual operating statements and rent rolls of each related
     Mortgaged Property. If such Mortgage Loan had an original principal balance greater than $15 million, the related Mortgagor has covenanted to provide such operating statements and rent rolls on a quarterly basis.

               (xxxiii) Single Purpose Entity. If such Mortgage Loan has a
     Cut-off Date Balance in excess of $25 million, then the related Mortgagor is obligated by its organizational documents and the related Mortgage Loan documents to be a Single Purpose Entity for so long as such Mortgage Loan is outstanding; and, if such Mortgage Loan has a Cut-off Date Balance greater than $5 million and less than $25 million, then the related
     Mortgagor is obligated by its organizational documents and/or the related
     Mortgage Loan documents to own the related Mortgaged Property and no other material assets, except such as are incidental to the ownership

                                      B-10

     of such Mortgaged Property for so long as such Mortgage Loan is outstanding. For purposes of this representation, "Single Purpose Entity"
     means an entity whose organizational documents or the related Mortgage Loan documents provide substantially to the effect that such entity: (A) is formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing such Mortgage Loan, (B) may not engage in any business unrelated to the related Mortgaged Property or
     Mortgaged Properties, (C) does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Mortgaged Properties and (D) may not incur indebtedness other than as permitted by the related Mortgage or other Mortgage Loan documents. If such
     Mortgage Loan has an initial principal balance of $25 million and above and the related Mortgagor is a single member limited liability company, such
     Mortgagor's organizational documents provide that such Mortgagor shall not dissolve or liquidate upon the bankruptcy, dissolution, liquidation or death of its sole member and is organized in a jurisdiction that provides for such continued existence and there was obtained opinion of counsel confirming such continued existence. If such Mortgage Loan has, or is part of a group of Mortgage Loans with affiliated Mortgagors having, a Cut-off
     Date Balance equal to or greater than 2% of the Initial Pool Balance, or if such Mortgage Loan has an original principal balance equal to or greater than $25 million, there was obtained an opinion of counsel regarding non-consolidation of such Mortgagor.

               (xxxiv) Advancing of Funds. No advance of funds has been made, directly or indirectly, by the originator or the Seller to the related
     Mortgagor other than pursuant to the related Mortgage Note; and, to the actual knowledge of the Seller, no funds have been received from any Person other than such Mortgagor for or on account of payments due on the related
     Mortgage Note.

               (xxxv) Legal Proceedings. To the Seller's actual knowledge, there are no pending actions, suits or proceedings by or before any court or governmental authority against or affecting the related Mortgagor or any related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of such Mortgaged Property or the ability of such Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan.

               (xxxvi) Originator Duly Authorized. To the extent required under applicable law as of the Closing Date, the originator of such Mortgage Loan was qualified and authorized to do business in each jurisdiction in which a related Mortgaged Property is located at all times when it held such
     Mortgage Loan to the extent necessary to ensure the enforceability of such
     Mortgage Loan.

               (xxxvii) Trustee under Deed of Trust. If the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and no fees and expenses are payable to such trustee except in connection with a trustee sale of the related Mortgaged Property following a default or in connection with the release of liens securing such Mortgage Loan.

               (xxxviii) Cross-Collateralization. The related Mortgaged Property is not, to the Seller's knowledge, collateral or security for any mortgage loan that is not in the Trust Fund and, if such Mortgage Loan is cross-collateralized, it is cross-collateralized only with other Mortgage

                                      B-11

     Loans in the Trust Fund, except that a Trust Mortgage Loan that is part of a Loan Combination is secured by one or more Mortgaged Properties that also secure the related Non-Trust Mortgage Loan(s). The security interest/lien on each material item of collateral for such Mortgage Loan has been assigned to the Trustee (or, in the case of an Outside Serviced Trust
     Mortgage Loan, to the related Outside Trustee).

               (xxxix) Flood Hazard Insurance. None of the improvements on any related Mortgaged Property are located in a flood hazard area as defined by the Federal Insurance Administration or, if any portion of the improvements on the related Mortgaged Property are in an area identified in the Federal
     Register by the Federal Emergency Management Agency as having special flood hazards falling within zones A or V in the national flood insurance program, the Mortgagor has obtained and is required to maintain flood insurance.

               (xl) Engineering Assessments. One or more engineering assessments or updates of a previously conducted engineering assessment were performed by an Independent engineering consulting firm with respect to each related
     Mortgaged Property during the 12-month period preceding the Cut-off Date, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with such assessment(s) and or update(s), does not have any knowledge of any material and adverse engineering condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s); and, to the extent such assessments revealed deficiencies, deferred maintenance or similar conditions, either (A) the estimated cost has been escrowed or a letter of credit has been provided,
     (B) repairs have been made or (C) the scope of the deferred maintenance relative to the value of such Mortgaged Property was de minimis.

               (xli) Escrows. All escrow deposits and payments relating to such
     Mortgage Loan are under control of the Seller or the servicer of such
     Mortgage Loan and all amounts required as of the date hereof under the related Mortgage Loan documents to be deposited by the related Mortgagor have been deposited. The Seller is transferring to the Trustee (or, in the case of an Outside Serviced Trust Mortgage Loan, to the related Outside
     Trustee) all of its right, title and interest in and to such amounts.

               (xlii) Licenses, Permits and Authorizations. The related
     Mortgagor has represented in the related Mortgage Loan documents that, and to the actual knowledge of the Seller, as of the date of origination of such Mortgage Loan, all material licenses, permits and authorizations then required for use of the related Mortgaged Property by such Mortgagor, the related lessee, franchisor or operator have been issued and were valid and in full force and effect.

               (xliii) Servicing and Collection Practices. The servicing and collection practices used by the Seller or, to the Seller's knowledge, any prior holder of the related Mortgage Note with respect to such Mortgage
     Loan have been in all respects legal and have met customary industry standards.

               (xliv) Fee Simple. Unless such Mortgage Loan is covered by the representation and warranty in the immediately following paragraph (xlv), such Mortgage Loan is secured in whole or material part by a fee simple interest.

                                      B-12

               (xlv) Leasehold Interest Only. If such Mortgage Loan is secured in whole or in material part by the interest of the related Mortgagor as a lessee under a Ground Lease but not by the related fee interest, then:

               (A)  such Ground Lease or a memorandum thereof has been or will be duly recorded and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related
                    Mortgage or, if consent of the lessor thereunder is
                    required, it has been obtained prior to the Closing Date;

               (B)  upon the foreclosure of such Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such
                    Ground Lease is assignable to the Trustee (or, in the case of an Outside Serviced Trust Mortgage Loan, to the related
                    Outside Trustee) without the consent of the lessor
                    thereunder (or, if any such consent is required, it has been obtained prior to the Closing Date) and, in the event that it is so assigned, is further assignable by the Trustee (or, in the case of an Outside Serviced Trust Mortgage Loan, by the related Outside Trustee) and its successors without a
                    need to obtain the consent of such lessor (or, if any such consent is required, it has been obtained prior to the
                    Closing Date or may not be unreasonably withheld);

               (C)  such Ground Lease may not be amended or modified without the prior written consent of the mortgagee under such Mortgage
                    Loan and any such action without such consent is not binding on such mortgagee, its successors or assigns;

               (D)  unless otherwise set forth in such Ground Lease, such Ground
                    Lease does not permit any increase in the amount of rent
                    payable by the ground lessee thereunder during the term of such Mortgage Loan;

               (E)  such Ground Lease was in full force and effect as of the date of origination of the related Mortgage Loan and, at the
                    Closing Date, such Ground Lease is in full force and effect;
                    to the actual knowledge of the Seller, except for payments due but not yet 30 days or more delinquent, (1) there is no material default under such Ground Lease, and (2) there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease;

               (F)  such Ground Lease, or an estoppel or consent letter received by the mortgagee under such Mortgage Loan from the lessor, requires the lessor thereunder to give notice of any default by the lessee to such mortgagee; and such Ground Lease, or an estoppel or consent letter received by the mortgagee
                    under such Mortgage Loan from the lessor, further provides either (1) that no notice of termination given under such
                    Ground Lease is effective against such mortgagee unless a
                    copy has been delivered to the mortgagee in the manner
                    described in such Ground Lease, estoppel or consent letter or (2) that upon any termination of such Ground Lease the

                                      B-13

                    lessor will enter into a new lease with such mortgagee upon such mortgagee's request;

               (G)  based upon the related policy of title insurance, the ground lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority
                    with, the related Mortgage, other than the related ground
                    lessor's related fee interest and any Permitted
                    Encumbrances;

               (H)  the mortgagee under such Mortgage Loan is permitted a reasonable opportunity to cure any curable default under
                    such Ground Lease (not less than the time provided to the
                    related lessee under such Ground Lease to cure such default)
                    before the lessor thereunder may terminate or cancel such
                    Ground Lease;

               (I)  such Ground Lease has a currently effective term (including any options exercisable by the holder of the related
                    Mortgage) that extends not less than 20 years beyond the
                    Stated Maturity Date of the related Mortgage Loan;

               (J)  under the terms of such Ground Lease, any estoppel or consent letter received by the mortgagee under such Mortgage
                    Loan from the lessor and the related Mortgage Loan
                    documents, taken together, any related insurance proceeds, other than de minimis amounts for minor casualties, with
                    respect to the leasehold interest, or condemnation proceeds will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the
                    mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent
                    commercial mortgage lender), or to the payment of the
                    outstanding principal balance of the Mortgage Loan, together with any accrued interest thereon;

               (K)  such Ground Lease does not impose any restrictions on use or subletting which would be viewed as commercially
                    unreasonable by a prudent commercial mortgage lender;

               (L)  upon the request of the mortgagee under such Mortgage Loan, the ground lessor under such Ground Lease is required to
                    enter into a new lease upon termination of the Ground Lease for any reason prior to the expiration of the term thereof, including as a result of the rejection of the Ground Lease in a bankruptcy of the related Mortgagor unless the
                    mortgagee under such Mortgage Loan fails to cure a default of the lessee under such Ground Lease following notice
                    thereof from the lessor; and

               (M)  the terms of the related Ground Lease have not been waived, modified, altered, satisfied, impaired, canceled,
                    subordinated or rescinded in any

                                      B-14

                    manner which materially interferes with the security
                    intended to be provided by such Mortgage, except as set
                    forth in an instrument or document contained in the related
                    Mortgage File.

               (xlvi) Fee Simple and Leasehold Interest. If such Mortgage Loan is secured by the interest of the related Mortgagor under a Ground Lease and by the related fee interest, then (A) such fee interest is subject, and subordinated of record, to the related Mortgage, (B) the related Mortgage does not by its terms provide that it will be subordinated to the lien of any other mortgage or other lien upon such fee interest, and (C) upon occurrence of a default under the terms of the related Mortgage by the related Mortgagor, the mortgagee under such Mortgage Loan has the right
     (subject to the limitations and exceptions set forth in paragraph (v)
     above) to foreclose upon or otherwise exercise its rights with respect to such fee interest.

               (xlvii) Tax Lot; Utilities. Each related Mortgaged Property constitutes one or more complete separate tax lots (or the related
     Mortgagor has covenanted to obtain separate tax lots and an escrow of funds in an amount sufficient to pay taxes resulting from a breach thereof has been established) or is subject to an endorsement under the related title insurance policy; and each related Mortgaged Property is served by a public or other acceptable water system, a public sewer (or, alternatively, a septic) system, and other customary utility facilities.

               (xlviii) Defeasance. If such Mortgage Loan is a Defeasance
     Mortgage Loan, the related Mortgage Loan documents require the related
     Mortgagor to pay all reasonable costs associated with the defeasance thereof, and either: (A) require the prior written consent of, and compliance with the conditions set by, the holder of such Mortgage Loan for defeasance or (B) require that (1) defeasance may not occur prior to the second anniversary of the Closing Date, (2) the Defeasance Collateral must be government securities within the meaning of Treasury regulations section
     1.860G-2(a)(8)(i) and must be sufficient to make all scheduled payments under the related Mortgage Note when due (assuming for each ARD Mortgage
     Loan, if any, that it matures on its Anticipated Repayment Date or on the date when any open prepayment period set forth in the related Mortgage Loan documents commences) or, in the case of a partial defeasance that effects the release of a material portion of the related Mortgaged Property, to make all scheduled payments under the related Mortgage Note on that part of such Mortgage Loan equal to at least 110% of the allocated loan amount of the portion of the Mortgaged Property being released, (3) an independent accounting firm (which may be the Mortgagor's independent accounting firm)
     certify that the Defeasance Collateral is sufficient to make such payments,
     (4) such Mortgage Loan be assumed by a successor entity designated by the holder of such Mortgage Loan (or by the Mortgagor with the approval of such lender), and (5) counsel provide an opinion letter to the effect that the
     Trustee (or, in the case of an Outside Serviced Trust Mortgage Loan, the related Outside Trustee) has a perfected security interest in such
     Defeasance Collateral prior to any other claim or interest.

               (xlix) Primary Servicing Rights. Except with respect to the
     Outside Servicers, no Person has been granted or conveyed the right to primary service such Mortgage Loan or receive any consideration in connection therewith except (A) as contemplated in the Pooling and
     Servicing Agreement with respect to primary servicers that are to be sub-servicers of the Master Servicer, (B) as has been conveyed to the
     Master Servicer, or (C) as has been terminated.

                                      B-15

               (l) Mechanics' and Materialmen's Liens. As of origination, (A)
     the related Mortgaged Property is free and clear of any and all mechanics'
     and materialmen's liens that are not bonded, insured against or escrowed for, and (B) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related
     Mortgage (unless affirmatively covered by the title insurance referred to in paragraph (xi) above (or an endorsement thereto)). The Seller has not received actual notice with respect to such Mortgage Loan that any mechanics' and materialmen's liens have encumbered the related Mortgaged
     Property since origination that have not been released, bonded, insured against or escrowed for.

               (li) Due Date. Subject to any business day convention imposed by the related loan documents, the Due Date for such Mortgage Loan is scheduled to be the first day, the sixth day, the tenth day or the eleventh day of each month.

               (lii) Assignment of Leases. Subject only to Permitted
     Encumbrances, the related Assignment of Leases set forth in or separate from the related Mortgage and delivered in connection with such Mortgage
     Loan establishes and creates a valid and, subject only to the exceptions and limitations in paragraph (v) above, enforceable first priority lien and first priority security interest in the related Mortgagor's right to receive payments due under any and all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the related Mortgaged Property subject to the related Mortgage, except that a license may have been granted to the related Mortgagor to exercise certain rights and perform certain obligations of the lessor under the relevant lease or leases; and each assignor thereunder has the full right to assign the same.

               (liii) Mortgagor Formation or Incorporation. To the Seller's knowledge, the related Mortgagor is a Person formed or incorporated in a jurisdiction within the United States.

               (liv) No Ownership Interest in Mortgagor. The Seller has no
     ownership interest in the related Mortgaged Property or the related
     Mortgagor other than as the holder of such Mortgage Loan being sold and assigned, and neither the Seller nor any affiliate of the Seller has any obligation to make any capital contributions to the related Mortgagor under the Mortgage or any other related Mortgage Loan document.

               (lv) No Undisclosed Common Ownership. To the Seller's knowledge, except where multiple properties secure an individual Mortgage Loan and except for properties securing Mortgage Loans that are cross-defaulted and cross-collateralized and, except as listed on Schedule I no two properties securing Mortgage Loans are directly or indirectly under common ownership.

               (lvi) Loan Outstanding. Such Mortgage Loan has not been satisfied in full, and except as expressly contemplated by the related loan agreement or other documents contained in the related Mortgage File, no material portion of the related Mortgaged Property has been released.

               (lvii) Usury. Such Mortgage Loan complied with or was exempt from all applicable usury laws in effect at its date of origination.

                                      B-16

               (lviii) ARD Mortgage Loan. If such Mortgage Loan is an ARD
     Mortgage Loan and has a Cut-off Date Balance of $15,000,000 or more, then:

               (A)  the related Anticipated Repayment Date is not less than five years from the origination date for such Mortgage Loan;

               (B)  such Mortgage Loan provides that from the related
                    Anticipated Repayment Date through the maturity date for
                    such Mortgage Loan, all excess cash flow (net of normal
                    monthly debt service on such Mortgage Loan, monthly expenses reasonably related to the operation of the related Mortgaged
                    Property, amounts due for reserves established under such
                    Mortgage Loan, and payments for any other expenses,
                    including capital expenses, related to such Mortgaged
                    Property which are approved by mortgagee) will be applied to repay principal due under such Mortgage Loan;

               (C)  no later than the related Anticipated Repayment Date, the related Mortgagor is required (if it has not previously done
                    so) to enter into a "lockbox agreement" whereby all revenue from the related Mortgaged Property will be deposited
                    directly into a designated account controlled by the
                    mortgagee under such Mortgage Loan; and

               (D)  the interest rate of such Mortgage Loan will increase by at least two (2) percentage points in connection with the
                    passage of its Anticipated Repayment Date.

               (lix) Appraisal. An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan; and
     such appraisal satisfied either (A) the requirements of the "Uniform
     Standards of Professional Appraisal Practice" as adopted by the Appraisal
     Standards Board of the Appraisal Foundation, or (B) the guidelines in Title
     XI of the Financial Institutions Reform, Recovery and Enforcement Act of
     1989, in either case as in effect on the date such Mortgage Loan was originated.

                                      B-17

                       SCHEDULE I - SCHEDULE OF EXCEPTIONS
                       -----------------------------------

                                 LB-UBS 2006-C1

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

--------------- --------------------- ------------------------- ------------------------------------------------------
 CONTROL NO.       REPRESENTATION             PROPERTY                                  ISSUE
--------------- --------------------- ------------------------- ------------------------------------------------------

     100,               (v)           Dinero Plaza              The loan is full recourse.
40A1-40A6, 101
                Loan Document Status  Oliver Multifamily
                                      Portfolio

                                      Hyattsville
                                      Warehouse
--------------- --------------------- ------------------------- ------------------------------------------------------

  3, 11, 69,            (v)           Triangle Town Center      There is no indemnity and guaranty for nonrecourse
    64, 72                                                      carveouts by any guarantor.
                Loan Document Status  DHL Portfolio

                                      Walgreens - Ennis

                                      Walgreens - Toledo

                                      Walgreens - Dayton
--------------- --------------------- ------------------------- ------------------------------------------------------

      34                (v)           Waldbaums - Farmingdale   There is a full guaranty with a limit of $1,500,000.

                Loan Document Status
--------------- --------------------- ------------------------- ------------------------------------------------------

     N/A                (v)           All Properties            With respect to the nonrecourse carveout guarantee
                                                                concerning fraud, certain of the guarantors have
                   Loan Document                                only agreed to be liable in connection with and to
                       Status                                   the extent of any material fraud or material
                                                                intentional fraud or material misrepresentations or
                                                                material intentional misrepresentation by the
                                                                related mortgagor.

                                                                With respect to the nonrecourse carveout covering
                                                                misapplication or misappropriation, some guarantors
                                                                have agreed to cover
--------------- --------------------- ------------------------- ------------------------------------------------------

                                                     Sch. I-1

--------------- --------------------- ------------------------- ------------------------------------------------------
 CONTROL NO.       REPRESENTATION             PROPERTY                                  ISSUE
--------------- --------------------- ------------------------- ------------------------------------------------------

                                                                "misapplication or conversion" or "misappropriation
                                                                or conversion" and some such non-recourse
                                                                carve-outs apply only during the continuance of an
                                                                event of default.

--------------- --------------------- ------------------------- ------------------------------------------------------

      39               (viii)         Cloverleaf Center         IDOT structure.

                     First Lien
--------------- --------------------- ------------------------- ------------------------------------------------------

      17               (viii)         Scutti Leasehold          There is a recorded option agreement granting an
                                                                option to purchase the fee interest in the property
                     First Lien                                 but the ground lease is superior to the option.
--------------- --------------------- ------------------------- ------------------------------------------------------

      24               (viii)         Scutti Fee Interest -     There is a recorded option agreement granting an
                                      Land                      option to purchase the property.  The borrower has
                     First Lien                                 represented that the option agreement is of no force
                                                                and effect and the principal of the borrower has
                                                                guaranteed the loan in full.  In addition, the
                                                                depositor has obtained title insurance insuring
                                                                against loss as a result of the exercise of the
                                                                option.
--------------- --------------------- ------------------------- ------------------------------------------------------

      43               (viii)         St. James Village         A foreclosure without consent of HUD may result in a
                                                                breach of the HAP contract and therefore a
                     First Lien                                 termination of HAP rental payments to the owner.
                                                                According to applicable sections of the New Jersey
                                                                Housing and Mortgage Finance Agency Law of 1983, in
                                                                the event the lender forecloses, the entity owning
                                                                the property will need to be a limited dividend
                                                                entity.
--------------- --------------------- ------------------------- ------------------------------------------------------

      34               (viii)         Waldbaums - Farmingdale   The property securing the mortgage loan may not be
                                                                transferred without complying with certain
                     First Lien                                 restrictions in the lease (including that the
                                                                transfer complies with law, the transferee assumes
                                                                the obligations of the landlord, the transfer does
                                                                not create a "non-exempt prohibited transaction"
                                                                under ERISA (and a certificate by the transferee
                                                                confirming same is delivered by the transferee) and
                                                                the transferee cannot be a
--------------- --------------------- ------------------------- ------------------------------------------------------

                                                     Sch. I-2

--------------- --------------------- ------------------------- ------------------------------------------------------
 CONTROL NO.       REPRESENTATION             PROPERTY                                  ISSUE
--------------- --------------------- ------------------------- ------------------------------------------------------

                                                                competitor of the tenant). These conditions apply
                                                                to a transfer by deed-in-lieu of foreclosure but do
                                                                not, except for the ERISA requirement (and
                                                                certificate), apply to a foreclosure.
--------------- --------------------- ------------------------- ------------------------------------------------------

   6A1-6A8              (xi)          Ashford I Portfolio       The title insurance policy for each mortgaged
                                                                property (other than the mortgaged property located
                  Title Insurance                               in the State of New York and the mortgaged property
                                                                located in the State of Florida) provides coverage
                                                                in an amount equal to that portion of the original
                                                                principal amount of the mortgage loan allocated to
                                                                that mortgaged property with a tie-in/aggregation
                                                                endorsement allowing a claim under that policy for
                                                                the full amount of the mortgage loan.  The title
                                                                insurance policy insuring the mortgage lien on the
                                                                one mortgaged property located in the State of
                                                                Florida provides coverage in an amount equal to 125%
                                                                of that portion of the original principal amount of
                                                                the mortgage loan allocated to the Florida mortgaged
                                                                property (being $31,331,250.00) and the title
                                                                insurance policy insuring the mortgage lien on the
                                                                one mortgaged property located in the State of New
                                                                York provides coverage in an amount equal to 125% of
                                                                the appraised value of the New York mortgaged
                                                                property as of the closing of the mortgage loan
                                                                (being $23,875,000) and neither of such policies is
                                                                subject to a tie-in/aggregation endorsement.
--------------- --------------------- ------------------------- ------------------------------------------------------

                                                     Sch. I-3

--------------- --------------------- ------------------------- ------------------------------------------------------
 CONTROL NO.       REPRESENTATION             PROPERTY                                  ISSUE
--------------- --------------------- ------------------------- ------------------------------------------------------

   7A1-7A8              (xi)          Ashford II Portfolio      The title insurance policy for each mortgaged
                                                                property (other than the two mortgaged properties
                  Title Insurance                               located in Jacksonville, Florida) provides coverage
                                                                in an amount equal to that portion of the original
                                                                principal amount of the mortgage loan allocated to
                                                                that mortgaged property, with a tie-in/aggregation
                                                                endorsement allowing a claim under that policy for
                                                                the full amount of the mortgage loan.  The title
                                                                insurance policy for each of the two mortgaged
                                                                properties located in Jacksonville, Florida provides
                                                                coverage in an amount equal to 125% of that portion
                                                                of the original principal amount of the mortgage
                                                                loan allocated to such mortgaged property, with a
                                                                tie-in/aggregation endorsement allowing a claim
                                                                under that policy for the full amount of coverage
                                                                provided by the two Florida title insurance policies
                                                                in the aggregate.  The title insurance policies for
                                                                the two mortgaged properties located in the State of
                                                                Texas do not provide survey coverage as it is not
                                                                available in the State of Texas.
--------------- --------------------- ------------------------- ------------------------------------------------------

 54, 49, 69,           (xii)          Walgreens - Lincoln &     Walgreens self insures.
  64, 72, 85                          Peterson
                 Property Insurance
                                      Walgreens - Milwaukee &
                                      Armitage

                                      Walgreens - Ennis

                                      Walgreens - Toledo

                                      Walgreens - Dayton

                                      Walgreens - Woodway
--------------- --------------------- ------------------------- ------------------------------------------------------

                                                     Sch. I-4

--------------- --------------------- ------------------------- ------------------------------------------------------
 CONTROL NO.       REPRESENTATION             PROPERTY                                  ISSUE
--------------- --------------------- ------------------------- ------------------------------------------------------

      38               (xii)          Williamsburg Manor        The borrower is not required to insure occupant
                                                                improvements.  There is no flood insurance for
                 Property Insurance                             improvements as there are no improvements belonging
                                                                to the borrower on the mortgaged property.  The
                                                                borrower is recourse for an amount equal to what
                                                                would be the proceeds of business interruption
                                                                insurance if the borrower had carried business
                                                                interruption insurance with respect to flood and in
                                                                the event of losses from flood damage and for master
                                                                lease of selling operations (16 pads).
--------------- --------------------- ------------------------- ------------------------------------------------------

      80               (xii)          1300 Belmont              Carrier ratings do not satisfy the requirements of
                                                                this representation. The mortgagor is permitted to
                 Property Insurance                             maintain its existing insurance coverages
                                                                through expiration of the current term thereof
                                                                (5/23/06). The loan is full recourse if the
                                                                existing insurance carrier (Hanover) is downgraded
                                                                or does not have sufficient liquidity to cover an
                                                                insured casualty.
--------------- --------------------- ------------------------- ------------------------------------------------------

      2                (xii)          Certain Properties,       The business interruption policy is in an amount
                                      including 888 Seventh     sufficient to provide proceeds which will cover the
                 Property Insurance   Avenue                    actual loss of income sustained during the actual
                                                                period of restoration.
--------------- --------------------- ------------------------- ------------------------------------------------------

      70               (xii)          BJs Wholesale Club -      BJs is allowed to self insure (lease guaranteed by
                                      Oakhurst                  TJ Max) as long as guaranty is in full force and
                 Property Insurance   effect                    and TJ Max continues to have an A rating or better.
--------------- --------------------- ------------------------- ------------------------------------------------------

123, 133, 144          (xii)          All Mobile Home Park      With respect to mobile home park properties, there
                                      Properties                is generally a lack of insurable improvements.
                 Property Insurance                             Therefore, casualty insurance is typically minimal
                                                                (or nonexistent in some cases).
--------------- --------------------- ------------------------- ------------------------------------------------------

                                                     Sch. I-5

--------------- --------------------- ------------------------- ------------------------------------------------------
 CONTROL NO.       REPRESENTATION             PROPERTY                                  ISSUE
--------------- --------------------- ------------------------- ------------------------------------------------------

     N/A               (xii)          All Properties            With respect to certain mortgage loans, the lender
                                                                accepted comprehensive liability insurance in an
                 Property Insurance                             amount less than that required by the loan
                                                                documents, provided, that this exception does not
                                                                apply to the 888 Seventh Avenue, Triangle Town
                                                                Center, Ashford I Portfolio, Ashford II Portfolio,
                                                                DHL Center or Sterling Portfolio  loans, provided
                                                                further, however, that all the mortgage loans
                                                                provide a primary general liability policy of at
                                                                least $1,000,000 per occurrence with $2,000,000 in
                                                                the aggregate.
--------------- --------------------- ------------------------- ------------------------------------------------------

   6A1-6A8,            (xvi)          Ashford I Portfolio       The borrowers are permitted to procure mezzanine
 7A1-7A8, 11,                                                   debt subject to the terms of the loan documents.   .
   108, 44        Subordinate Debt    Ashford II Portfolio

                                      DHL Center

                                      Sweetbriar Apartments

                                      417 North 8th
--------------- --------------------- ------------------------- ------------------------------------------------------

      36               (xvi)          The Barcelona Apartments  The borrower has the right to obtain a second mortgage loan secured by the mortgaged property
                  Subordinate Debt                              provided that the conditions set forth in deed of
                                                                trust are satisfied.
--------------- --------------------- ------------------------- ------------------------------------------------------

     N/A               (xvi)          All Properties            The loan documents allow the borrower to incur
                                                                certain trade payables and equipment financing up to
                  Subordinate Debt                              a predetermined amount, which is generally less
                                                                than or equal to 5% of the loan amount.
--------------- --------------------- ------------------------- ------------------------------------------------------

   6A1-6A8,            (xix)          Ashford I Portfolio       There is no natural person who is an indemnitor
 7A1-7A8, 2,                                                    under the environmental indemnity agreement.
  3, 69, 64,       Environmental      Ashford II Portfolio
    72, 11           Conditions
                                      888 Seventh Avenue
--------------- --------------------- ------------------------- ------------------------------------------------------

                                                     Sch. I-6

--------------- --------------------- ------------------------- ------------------------------------------------------
 CONTROL NO.       REPRESENTATION             PROPERTY                                  ISSUE
--------------- --------------------- ------------------------- ------------------------------------------------------

                                      Triangle Town Center

                                      Walgreens - Ennis

                                      Walgreens - Toledo

                                      Walgreens - Dayton

                                      DHL Portfolio
--------------- --------------------- ------------------------- ------------------------------------------------------

      43                (xx)          St. James Village         A foreclosure without consent of HUD may result in a
                                                                breach of the HAP contract and therefore a
                Realization Against                             termination of HAP rental payments to the owner.
                    Real Estate                                 According to applicable sections of the New Jersey
                     Collateral                                 Housing and Mortgage Finance Agency Law of 1983, in
                                                                the event the lender forecloses, the entity owning
                                                                the property will need to be a limited dividend
                                                                entity.
--------------- --------------------- ------------------------- ------------------------------------------------------

      34                (xx)          Waldbaums - Farmingdale   The property securing the mortgage loan may not be
                                                                transferred without complying with certain
                Realization Against                             restrictions in the lease (including that the
                    Real Estate                                 transfer complies with law, the transferee assumes
                     Collateral                                 the obligations of the landlord, the transfer does
                                                                not create a "non-exempt prohibited transaction"
                                                                under ERISA (and a certificate by the transferee
                                                                confirming same is delivered by the transferee) and
                                                                the transferee cannot be a competitor of the
                                                                tenant).  These conditions apply to a transfer by
                                                                deed-in-lieu of foreclosure but do not, except for
                                                                the ERISA requirement (and certificate), apply to a
                                                                foreclosure.
--------------- --------------------- ------------------------- ------------------------------------------------------

     N/A               (xxv)          All Properties            The loan documents allow the borrower to incur
                                                                certain trade payables and equipment financing up to
                 Due-on-Encumbrance                             a predetermined amount, which is generally less
                                                                than or equal to 5% of the loan amount.
--------------- --------------------- ------------------------- ------------------------------------------------------

                                                     Sch. I-7

--------------- --------------------- ------------------------- ------------------------------------------------------
 CONTROL NO.       REPRESENTATION             PROPERTY                                  ISSUE
--------------- --------------------- ------------------------- ------------------------------------------------------

     N/A               (xxvi)         All Properties            Most of the loan documents provide that transfers of
                                                                direct and/or indirect interest in the related
                    Due-on-Sale                                 mortgagor and/or the related mortgaged property
                                                                upon  the death of any natural person which holds
                                                                such interest(s) will not constitute a transfer of
                                                                direct and/or indirect interest  in mortgagor and/or
                                                                mortgaged property  so long as, among other things
                                                                as set forth in loan documents: (i) all of the
                                                                direct and/or indirect interests of such decedent in
                                                                the mortgagor and/or the mortgaged property are held
                                                                and remain the property of the legal representative
                                                                of such decedent's estate; (ii) the mortgaged
                                                                property continues to be managed in a manner
                                                                acceptable to the mortgagee and (iii) within thirty
                                                                (30) days of such death, mortgagor delivers notice
                                                                thereof to the mortgagee and thereafter provides
                                                                the mortgagee with such information as may be
                                                                reasonably requested by the mortgagee as to the
                                                                continued management of the mortgaged property.
--------------- --------------------- ------------------------- ------------------------------------------------------

    2, 3,             (xxvii)         888 Seventh Avenue        Mortgage loan, alone or together with other mortgage
   6A1-6A8,                                                     loans made to the same mortgagor or to an affiliate
   7A1-7A8           Mortgagor        Triangle Town Center      of such mortgagor, represents more than 5% of the
                   Concentration                                aggregate cut-off date balance of the mortgage pool.
                                      Ashford I Portfolio

                                      Ashford II Portfolio
--------------- --------------------- ------------------------- ------------------------------------------------------

    54, 49             (xxxi)         Walgreens - Lincoln &     Driveway permit must be renewed.  The borrower
                                      Peterson                  covenants to apply, obtain and deliver the driveway
                  Qualifications;                               permit.
                 Licensing; Zoning    Walgreens - Milwaukee &
                                      Armitage
--------------- --------------------- ------------------------- ------------------------------------------------------

                                                     Sch. I-8

--------------- --------------------- ------------------------- ------------------------------------------------------
 CONTROL NO.       REPRESENTATION             PROPERTY                                  ISSUE
--------------- --------------------- ------------------------- ------------------------------------------------------

      39               (xxxi)         Cloverleaf Center         Certain certificates of occupancy were not obtained.

                  Qualifications;
                 Licensing; Zoning
--------------- --------------------- ------------------------- ------------------------------------------------------

    81A1               (xxxi)         Boardwalk Portfolio II    The properties located at 506 West 35th Street 504
   81A12                                                        West 35th Street and 3104 Cedar Street, Austin,
                  Qualifications;                               Texas are non-conforming to the applicable zoning
                 Licensing; Zoning                              codes with respect to set backs and impervious
                                                                coverage ratios and the property located at 1202
                                                                East 29th Street is non-conforming to applicable
                                                                zoning codes as a duplex. The key principals are
                                                                recourse for any loss resulting from these
                                                                non-conformities and the borrower has undertaken to
                                                                remedy same.
--------------- --------------------- ------------------------- ------------------------------------------------------

   6A1-6A8             (xxxi)         Ashford I Portfolio       According to the existing zoning laws of the City of
                                                                Herndon, Virginia, the number of automobile parking
                  Qualifications;                               spaces on the mortgaged property known as Embassy
                 Licensing; Zoning                              Suites - Dulles Airport located at 13341 Woodland

                                                                Park Road in Herndon, Virginia, is deficient by two
                                                                (2) spaces, and according to the existing zoning
                                                                laws of the City of Syracuse, New York, the number
                                                                of automobile parking spaces on the mortgaged
                                                                property known as Embassy Suites - Syracuse located
                                                                at 6646 Old Collamer Road in East Syracuse, New
                                                                York, is deficient by five (5) spaces. These
                                                                deficiencies are not grandfathered. The borrowers
                                                                have represented and/or presented letters from the
                                                                applicable surveyor stating that there is
                                                                sufficient vacant land area on each of these
                                                                mortgaged properties to enable the borrowers to
                                                                eliminate such parking deficiencies by restriping
                                                                the parking spaces on each such mortgaged property.
                                                                The borrowers have agreed in the loan documents
                                                                that if the borrowers receive any violation notice
                                                                with respect to any of such parking deficiencies or
                                                                if the applicable
--------------- --------------------- ------------------------- ------------------------------------------------------

                                                     Sch. I-9

--------------- --------------------- ------------------------- ------------------------------------------------------
 CONTROL NO.       REPRESENTATION             PROPERTY                                  ISSUE
--------------- --------------------- ------------------------- ------------------------------------------------------

                                                                governmental authority shall otherwise require that
                                                                any of such parking deficiencies be remedied, the
                                                                borrowers are required to continuously and
                                                                diligently take, or cause to be taken, all actions
                                                                and do, or cause to be done, all things necessary
                                                                to eliminate such parking deficiencies.

                                                                Ashford TRS Pool I LLC, a Delaware limited
                                                                liability company, an affiliate of each borrower
                                                                that is a newly formed single purpose entity,
                                                                leases and operates each mortgaged property. Where
                                                                required by applicable law in connection with the
                                                                change in the operating lessee, the applicable
                                                                borrower is updating its liquor licenses to reflect
                                                                the new operating lessee and is required to
                                                                complete this process by April 15, 2006 (subject to
                                                                two 30-day extensions).

--------------- --------------------- ------------------------- ------------------------------------------------------

                                                     Sch. I-10

--------------- --------------------- ------------------------- ------------------------------------------------------
 CONTROL NO.       REPRESENTATION             PROPERTY                                  ISSUE
--------------- --------------------- ------------------------- ------------------------------------------------------

   7A1-7A8             (xxxi)         Ashford II Portfolio      According to the existing zoning laws of the City of
                                                                Jacksonville, Florida, the number of automobile
                  Qualifications;                               parking spaces on the mortgaged property known as
                 Licensing; Zoning                              Springhill Suites - Jacksonville located at 4385
                                                                Southside Boulevard in Jacksonville, Florida is
                                                                deficient by one (1) space. This deficiency is not
                                                                grandfathered. The borrowers have represented and
                                                                presented a letter from the applicable surveyor
                                                                stating that there is sufficient vacant land area
                                                                on this mortgaged property to enable the borrowers
                                                                to eliminate such parking deficiency by restriping
                                                                the parking spaces on such mortgaged property. The
                                                                borrowers have agreed in the loan documents that if
                                                                the borrowers receive any violation notice with
                                                                respect to such parking deficiency or if the
                                                                applicable governmental authority shall otherwise
                                                                require that such parking deficiency be remedied,
                                                                the borrowers are required to continuously and
                                                                diligently take, or cause to be taken, all actions
                                                                and do, or cause to be done, all things necessary
                                                                to eliminate such parking deficiency.

                                                                There are three open building permits with respect
                                                                to the mortgaged property known as Hampton Inn -
                                                                Evansville located at 8000 Eagle Crest Boulevard in
                                                                Evansville, Indiana, and there is one open building
                                                                permit with respect to the mortgaged property known
                                                                as Residence Inn by Marriott - Evansville located
                                                                at 8283 East Walnut Street in Evansville, Indiana.
                                                                The borrowers have agreed that the borrowers are
                                                                required to continuously and diligently take, or
                                                                cause to be taken, all actions and do, or cause to
                                                                be done, all things necessary to close such open
                                                                building permits, which actions are required in all
                                                                events to be taken in compliance with all
                                                                applicable legal requirements and are required to
                                                                be
--------------- --------------------- ------------------------- ------------------------------------------------------

                                                     Sch. I-11

--------------- --------------------- ------------------------- ------------------------------------------------------
 CONTROL NO.       REPRESENTATION             PROPERTY                                  ISSUE
--------------- --------------------- ------------------------- ------------------------------------------------------

                                                                completed no later than February 15, 2006. In the
                                                                event that the City of Evansville, Indiana or any
                                                                other governmental authority shall require that any
                                                                action be taken with respect to any such open
                                                                building permit, the borrowers are required to
                                                                promptly comply with such requirement.

                                                                Ashford TRS Pool II LLC, a Delaware limited
                                                                liability company, an affiliate of each borrower
                                                                that is a newly formed single purpose entity,
                                                                leases and operates each mortgaged property. Where
                                                                required by applicable law in connection with the
                                                                change in the operating lessee, the applicable
                                                                borrower is updating its liquor licenses to reflect
                                                                the new operating lessee and is required to
                                                                complete this process by April 15, 2006 (subject to
                                                                two 30-day extensions).
--------------- --------------------- ------------------------- ------------------------------------------------------

     101               (xxxi)         Hyattsville Warehouse     According to the Planning and Zoning Resource
                                                                Corporation Report dated as of 10/20/2005, the
                  Qualifications;                               existing parking at the mortgaged property is legal
                 Licensing; Zoning                              conforming provided there is sufficient area to
                                                                stripe five (5) spaces on Lots 1 & 3, eight (8)
                                                                spaces on Lot 5, twenty (20) spaces on Lot 6 and
                                                                thirty-three (33) spaces on Lot 11. According to an
                                                                e-mail dated as of 10/21/2005 from the surveyor,
                                                                Fitzroy J. Bertrand of Real Estate Surveyors LLC,
                                                                based on the applicable zoning requirements, the
                                                                space provided on each lot can accommodate the
                                                                required parking spaces. The mortgagor is required
                                                                to stripe such spaces within thirty (30) days
                                                                following the date of closing.
--------------- --------------------- ------------------------- ------------------------------------------------------

      11               (xxxi)         DHL Center                The improvements are under construction and a
                                                                certificate of occupancy is not yet available.
                  Qualifications;
                 Licensing; Zoning
--------------- --------------------- ------------------------- ------------------------------------------------------

                                                     Sch. I-12

--------------- --------------------- ------------------------- ------------------------------------------------------
 CONTROL NO.       REPRESENTATION             PROPERTY                                  ISSUE
--------------- --------------------- ------------------------- ------------------------------------------------------

30A1-30A2, 31          (xxxi)         Fulton Roosevelt          Certain minor building code violations exist.

                  Qualifications;     162-21 Jamaica Avenue
                 Licensing; Zoning
--------------- --------------------- ------------------------- ------------------------------------------------------

      88               (xxxi)         Park Terrace Apartments   The property is legal nonconforming as to use and
                                                                parking with no clear right to rebuild if 50% or
                  Qualifications;                               more of the property is damaged due to a casualty or
                 Licensing; Zoning                              condemnation but according to the appraisal obtained
                                                                in connection with the origination of the loan, the
                                                                land value plus insurable value exceed the loan
                                                                amount.

--------------- --------------------- ------------------------- ------------------------------------------------------

  13A1-13A4            (xxxi)         Sterling Portfolio        500 Bi County Blvd is nonconforming due to a
                                                                shortage of 14 parking spaces.
                  Qualifications;
                 Licensing; Zoning
--------------- --------------------- ------------------------- ------------------------------------------------------

     N/A              (xxxiii)        All Properties            Certain borrowers may be recycled entities.

                   Single Purpose
                       Entity
--------------- --------------------- ------------------------- ------------------------------------------------------

                                                     Sch. I-13

--------------- --------------------- ------------------------- ------------------------------------------------------
 CONTROL NO.       REPRESENTATION             PROPERTY                                  ISSUE
--------------- --------------------- ------------------------- ------------------------------------------------------

      38              (xxxix)         Williamsburg Manor        The borrower is not required to insure occupant
                                                                improvements.  There is no flood insurance for
                    Flood Hazard                                improvements as there are no improvements belonging
                     Insurance                                  to the borrower on the mortgaged property.  The
                                                                borrower is recourse for an amount equal to what
                                                                would be the proceeds of business interruption
                                                                insurance if the borrower had carried business
                                                                interruption insurance with respect to flood and in
                                                                the event of losses from flood damage and for
                                                                master lease of selling operations (16 pads).

--------------- --------------------- ------------------------- ------------------------------------------------------

      38               (xli)          Williamsburg Manor        There is an earn-out reserve for the cash collateral
                                                                account.
                      Escrows
--------------- --------------------- ------------------------- ------------------------------------------------------

    54, 49             (xlii)         Walgreens - Lincoln &     Driveway permit must be renewed.  The borrower
                                      Peterson                  covenants to apply, obtain and deliver the driveway
                 Licenses, Permits                              permit.
                 and Authorizations   Walgreens - Milwaukee &
                                      Armitage
--------------- --------------------- ------------------------- ------------------------------------------------------

      39               (xlii)         Cloverleaf Center         Certain certificates of occupancy were not obtained.

                 Licenses, Permits
                 and Authorizations
--------------- --------------------- ------------------------- ------------------------------------------------------

  81A1-81A12           (xlii)         Boardwalk Portfolio II    The properties located at 506 West 35th Street, 504
                                                                West 35th Street and 3104 Cedar Street, Austin,
                 Licenses, Permits                              Texas are non-conforming to the applicable zoning
                 and Authorizations                             codes with respect to set backs and impervious
                                                                coverage ratios and the property located at 1202
                                                                East 29th Street is non-conforming to applicable
                                                                zoning codes as a duplex. There are no code
                                                                violation enforcement actions of any kind. The key
                                                                principals are recourse for any loss resulting from
                                                                these non-conformities and the borrower has
                                                                undertaken to remedy same.

--------------- --------------------- ------------------------- ------------------------------------------------------

                                                     Sch. I-14

--------------- --------------------- ------------------------- ------------------------------------------------------
 CONTROL NO.       REPRESENTATION             PROPERTY                                  ISSUE
--------------- --------------------- ------------------------- ------------------------------------------------------

   6A1-6A8             (xlii)         Ashford I Portfolio       According to the existing zoning laws of the City of
                                                                Herndon, Virginia, the number of automobile parking
                 Licenses, Permits                              spaces on the mortgaged property known as Embassy
                 and Authorizations                             Suites - Dulles Airport located at 13341 Woodland
                                                                Park Road in Herndon, Virginia, is deficient by two
                                                                (2) spaces, and according to the existing zoning
                                                                laws of the City of Syracuse, New York, the number
                                                                of automobile parking spaces on the mortgaged
                                                                property known as Embassy Suites - Syracuse located
                                                                at 6646 Old Collamer Road in East Syracuse, New
                                                                York, is deficient by five (5) spaces. These
                                                                deficiencies are not grandfathered. The borrowers
                                                                have represented and/or presented letters from the
                                                                applicable surveyor stating that there is
                                                                sufficient vacant land area on each of these
                                                                mortgaged properties to enable the borrowers to
                                                                eliminate such parking deficiencies by restriping
                                                                the parking spaces on each such mortgaged property.
                                                                The borrowers have agreed in the loan documents
                                                                that if the borrowers receive any violation notice
                                                                with respect to any of such parking deficiencies or
                                                                if the applicable governmental authority shall
                                                                otherwise require that any of such parking
                                                                deficiencies be remedied, the borrowers are
                                                                required to continuously and diligently take, or
                                                                cause to be taken, all actions and do, or cause to
                                                                be done, all things necessary to eliminate such
                                                                parking deficiencies.

                                                                Ashford TRS Pool I LLC, a Delaware limited
                                                                liability company, an affiliate of each borrower
                                                                that is a newly formed single purpose entity,
                                                                leases and operates each mortgaged property. Where
                                                                required by applicable law in connection with the
                                                                change in the operating lessee, the applicable
                                                                borrower is updating its liquor licenses to reflect
                                                                the new operating lessee and is required to
                                                                complete this process by April 15, 2006 (subject to
                                                                two 30-day extensions).
--------------- --------------------- ------------------------- ------------------------------------------------------

                                                     Sch. I-15

--------------- --------------------- ------------------------- ------------------------------------------------------
 CONTROL NO.       REPRESENTATION             PROPERTY                                  ISSUE
--------------- --------------------- ------------------------- ------------------------------------------------------

   7A1-7A8             (xlii)         Ashford II Portfolio      According to the existing zoning laws of the City of
                                                                Jacksonville, Florida, the number of automobile
                 Licenses, Permits                              parking spaces on the mortgaged property known as
                 and Authorizations                             Springhill Suites - Jacksonville located at 4385

                                                                Southside Boulevard in Jacksonville, Florida is
                                                                deficient by one (1) space. This deficiency is not
                                                                grandfathered. The borrowers have represented and
                                                                presented a letter from the applicable surveyor
                                                                stating that there is sufficient vacant land area
                                                                on this mortgaged property to enable the borrowers
                                                                to eliminate such parking deficiency by restriping
                                                                the parking spaces on such mortgaged property. The
                                                                borrowers have agreed in the loan documents that if
                                                                the borrowers receive any violation notice with
                                                                respect to such parking deficiency or if the
                                                                applicable governmental authority shall otherwise
                                                                require that such parking deficiency be remedied,
                                                                the borrowers are required to continuously and
                                                                diligently take, or cause to be taken, all actions
                                                                and do, or cause to be done, all things necessary
                                                                to eliminate such parking deficiency.

                                                                There are three open building permits with respect
                                                                to the mortgaged property known as Hampton Inn -
                                                                Evansville located at 8000 Eagle Crest Boulevard in
                                                                Evansville, Indiana, and there is one open building
                                                                permit with respect to the mortgaged property known
                                                                as Residence Inn by Marriott - Evansville located
                                                                at 8283 East Walnut Street in Evansville, Indiana.
                                                                The borrowers have agreed that the borrowers are
                                                                required to continuously and diligently take, or
                                                                cause to be taken, all actions and do, or cause to
                                                                be done, all things necessary to close such open
                                                                building permits, which actions are required in all
                                                                events to be taken
--------------- --------------------- ------------------------- ------------------------------------------------------

                                                     Sch. I-16

--------------- --------------------- ------------------------- ------------------------------------------------------
 CONTROL NO.       REPRESENTATION             PROPERTY                                  ISSUE
--------------- --------------------- ------------------------- ------------------------------------------------------

                                                                in compliance with all applicable legal
                                                                requirements and are required to be completed no
                                                                later than February 15, 2006. In the event that the
                                                                City of Evansville, Indiana or any other
                                                                governmental authority shall require that any
                                                                action be taken with respect to any such open
                                                                building permit, the borrowers are required to
                                                                promptly comply with such requirement.

                                                                Ashford TRS Pool II LLC, a Delaware limited
                                                                liability company, an affiliate of each borrower
                                                                that is a newly formed single purpose entity,
                                                                leases and operates each mortgaged property. Where
                                                                required by applicable law in connection with the
                                                                change in the operating lessee, the applicable
                                                                borrower is updating its liquor licenses to reflect
                                                                the new operating lessee and is required to
                                                                complete this process by April 15, 2006 (subject to
                                                                two 30-day extensions).
--------------- --------------------- ------------------------- ------------------------------------------------------

  69, 64, 72           (xlii)         Walgreens - Ennis         After closing, the mortgagor is required to obtain
                                                                qualification to do business in the state where the
                 Licenses, Permits    Walgreens - Toledo        property is located.
                 and Authorizations
                                      Walgreens - Dayton
--------------- --------------------- ------------------------- ------------------------------------------------------

     101               (xlii)         Hyattsville Warehouse     According to the Planning and Zoning Resource
                                                                Corporation Report dated as of 10/20/2005, the
                 Licenses, Permits                              existing parking at the mortgaged property is legal
                 and Authorizations                             conforming provided there is sufficient area to
                                                                stripe five (5) spaces on Lots 1 & 3, eight (8)
                                                                spaces on Lot 5, twenty (20) spaces on Lot 6 and
                                                                thirty-three (33) spaces on Lot 11. According to an
                                                                e-mail dated as of 10/21/2005 from the surveyor,
                                                                Fitzroy J. Bertrand of Real Estate Surveyors LLC,
                                                                based on the applicable zoning requirements, the
                                                                space provided on each lot can accommodate the
                                                                required parking spaces.
--------------- --------------------- ------------------------- ------------------------------------------------------

                                                     Sch. I-17

--------------- --------------------- ------------------------- ------------------------------------------------------
 CONTROL NO.       REPRESENTATION             PROPERTY                                  ISSUE
--------------- --------------------- ------------------------- ------------------------------------------------------

                                                                The mortgagor is required to stripe such spaces
                                                                within thirty (30) days following the date of
                                                                closing.
--------------- --------------------- ------------------------- ------------------------------------------------------

      11               (xlii)         DHL Center                The improvements are under construction and a
                                                                certificate of occupancy is not yet available.
                 Licenses, Permits
                 and Authorizations
--------------- --------------------- ------------------------- ------------------------------------------------------

30A1-30A2, 31          (xlii)         Fulton Roosevelt          Certain minor building code violations exist.

                 Licenses, Permits    162-21 Jamaica Avenue
                 and Authorizations
--------------- --------------------- ------------------------- ------------------------------------------------------
--------------- --------------------- ------------------------- ------------------------------------------------------

      88               (xlii)         Park Terrace Apartments   The property is legal nonconforming as to use and
                                                                parking with no clear right to rebuild if 50% or
                 Licenses, Permits                              more of the property is damaged due to a casualty or
                 and Authorizations                             condemnation but according to the appraisal obtained
                                                                in connection with the origination of the loan, the
                                                                land value plus insurable value exceed the loan
                                                                amount.
--------------- --------------------- ------------------------- ------------------------------------------------------

  13A1-13A4            (xlii)         Sterling Portfolio        500 Bi County Blvd is nonconforming due to a
                                                                shortage of 14 parking spaces.
                 Licenses, Permits
                 and Authorizations
--------------- --------------------- ------------------------- ------------------------------------------------------

      17               (xliv)         Scutti Leasehold          The loan is secured by a leasehold interest in the
                                                                property.
                     Fee Simple
--------------- --------------------- ------------------------- ------------------------------------------------------

     123              (xlvii)         Haviland Mobile Home      The property is served by private wells and a septic
                                      Park                      system.
                 Tax Lot; Utilities
--------------- --------------------- ------------------------- ------------------------------------------------------

3, 2, 11, 54,         (xlviii)        Certain Properties        The defeasance collateral can consist of, in
 49, 69, 64,                          including Triangle Town   addition to what is listed in representation
    72, 85           Defeasance       Center, 888 Seventh       (xlviii), non-callable instruments, which (a) will
                                      Avenue, DHL Center,       not cause the REMIC trust to fail to maintain its
                                                                status as a "real estate mortgage
--------------- --------------------- ------------------------- ------------------------------------------------------

                                                     Sch. I-18

--------------- --------------------- ------------------------- ------------------------------------------------------
 CONTROL NO.       REPRESENTATION             PROPERTY                                  ISSUE
--------------- --------------------- ------------------------- ------------------------------------------------------

                                      Walgreens - Lincoln &     investment conduit," (b) will not result in a
                                      Peterson, Walgreens -     ratings reduction, downgrade or withdrawal, (c) are
                                      Milwaukee & Armitage,     then outstanding and (d) are then being generally
                                      Walgreens - Ennis,        accepted by the rating agencies without any
                                      Walgreens - Toledo,       reduction, downgrade or withdrawal of the
                                      Walgreens - Dayton,       applicable ratings.
                                      Walgreens - Woodway
--------------- --------------------- ------------------------- ------------------------------------------------------

      3                 (li)          Triangle Town Center      The due date is the 5th day of each month.

                      Due Date
--------------- --------------------- ------------------------- ------------------------------------------------------

2, 69, 64, 72          (liv)          DHL Center                The mortgagor is an affiliate of the lender and the
                                                                properties are under common ownership.
                    No Ownership      Walgreens - Ennis
                    Interest in
                     Mortgagor        Walgreens - Toledo

                                      Walgreens - Dayton
--------------- --------------------- ------------------------- ------------------------------------------------------

   6A1-6A8              (lv)          Ashford I Portfolio       The mortgaged properties securing Ashford II
                                                                Portfolio are indirectly under common ownership with
                   No Undisclosed                               the mortgaged properties securing the mortgage loan.
                  Common Ownership
--------------- --------------------- ------------------------- ------------------------------------------------------

   7A1-7A8              (lv)          Ashford II Portfolio      The mortgaged properties securing Ashford I
                                                                Portfolio are indirectly under common ownership with
                   No Undisclosed                               the mortgaged properties securing the mortgage loan.
                  Common Ownership
--------------- --------------------- ------------------------- ------------------------------------------------------

    31, 29              (lv)          162-21 Jamaica Avenue     The properties are under common ownership.

                   No Undisclosed     787 Broad Street
                  Common Ownership
--------------- --------------------- ------------------------- ------------------------------------------------------

                                                     Sch. I-19

--------------- --------------------- ------------------------- ------------------------------------------------------
 CONTROL NO.       REPRESENTATION             PROPERTY                                  ISSUE
--------------- --------------------- ------------------------- ------------------------------------------------------

  17 and 24;            (lv)          Scutti Leasehold and      The loans have the same principals.
                                      Scutti Fee Interest-Land
  29 and 31;       No Undisclosed
                  Common Ownership    787 Broad Street and
  49 and 54;                          162-21 Jamaica Avenue

30A1-30A2 and                         Walgreens-Milwaukee &
     70;                              Armitage and Walgreens
                                      - Lincoln & Peterson
 114 and 107;
                                      Fulton Roosevelt and
 99 and 144;                          BJs Wholesale Club -
                                      Oakhurst
 141, 143 and
 142A1-142A2                          Secure-It Self Storage
                                      and Bert Koun's Self
                                      Storage

                                      Dohr Apartments and
                                      Shadybrook Mobile Home
                                      Park

                                      Family Dollar 2, Family
                                      Dollar 3 and Family
                                      Dollar 4 and 5 Portfolio
--------------- --------------------- ------------------------- ------------------------------------------------------

                                                     Sch. I-20

                                   EXHIBIT C-1

                  OPINION OF CADWALADER, WICKERSHAM & TAFT LLP

                 [CADWALADER, WICKERSHAM & TAFT LLP LETTERHEAD]

                                February 1, 2006

Addressees listed on Schedule A

Re:  LB-UBS Commercial Mortgage Trust 2006-C1, Commercial Mortgage Pass-Through
     Certificates, Series 2006-C1

Ladies and Gentlemen:

          We are rendering this opinion pursuant to the Mortgage Loan Purchase
Agreement, dated as of January 20, 2006 (the "MLPA"), among UBS Real Estate
Investments Inc., as seller (the "Seller"), UBS Principal Finance LLC, as an additional party ("UBSPF") and Structured Asset Securities Corporation II, as
purchaser ("SASC").

          We have acted as special counsel to the Seller in connection with the following transactions: (i) the sale by the Seller, and the purchase by SASC, of multifamily and commercial mortgage loans in the principal amount of approximately $872,236,833 (the "UBS Mortgage Loans"), pursuant to the MLPA;
(ii) the execution by the Seller of the UBS Indemnification Agreement, dated as of January 20, 2006 (the "Indemnification Agreement"), by and among the Seller,
UBS Americas Inc. ("UBS Americas" and, together with the Seller, the "UBS
Entities"), SASC and the Underwriters (as defined below); (iii) the execution by the Seller of the UBS Supplementary Indemnification Agreement dated January 20,
2006 (the "Supplementary Indemnification Agreement"), by and among the Seller,
UBS Americas, UBS Securities LLC ("UBS Securities"), LUBS, Inc., Lehman Brothers
Holdings Inc. ("LBHI"), SASC and Lehman Brothers Inc. ("Lehman", and together with UBS Securities, the "Underwriters"); and (iv) the acknowledgement by the
Seller of certain sections of the Underwriting Agreement, dated as of January
20, 2006 (the "Underwriting Agreement"), by and among SASC, UBS Securities and
Lehman, and acknowledged with respect to certain sections by the Seller and
LBHI.

          We have also acted as special counsel to UBS Americas in connection with the execution by UBS Americas of the Indemnification Agreement and the
Supplementary Indemnification Agreement and to UBSPF in connection with the execution by UBSPF of the MLPA.

          The MLPA, the Indemnification Agreement, the Supplementary
Indemnification Agreement and the Underwriting Agreement are collectively referred to herein as the "Agreements." Capitalized terms not defined herein have the respective meanings set forth in the MLPA.

          In rendering the opinions set forth below, we have examined and, as to factual matters relevant to the opinions set forth below, relied upon the originals, copies or specimens, certified or otherwise identified to our satisfaction, of the Agreements and such certificates, corporate and public records, agreements, instruments and other documents, including, among other things, the documents and agreements delivered at the closing of the purchase and sale of the Certificates (the "Closing"), as

                                      C-1-1

we have deemed appropriate as a basis for the opinions expressed below. In such examination we have assumed the genuineness of all signatures, the authenticity of all documents, agreements and instruments submitted to us as originals, the conformity to original documents, agreements and instruments of all documents, agreements and instruments submitted to us as copies or specimens, the authenticity of the originals of such documents, agreements and instruments submitted to us as copies or specimens and the accuracy of the matters set forth in the documents, agreements and instruments we reviewed. As to any facts material to the opinions expressed below that were not known to us, we have relied upon statements, certificates and representations of officers and other representatives of the UBS Entities, UBSPF, SASC and the Underwriters, including those contained in the Agreements and other documents, certificates, agreements and opinions delivered at the Closing, and of public officials. In addition, with respect to the opinions referred to in paragraphs 8(c), 8(d) and 9 below, such opinions are based solely on the Seller Officer's Certificate and the UBS
Americas Officer's Certificate referred to below, a review of the items, if any, identified as exceptions in the exhibits to such certificates, conversation with internal counsel for each of the UBS Entities, and the actual knowledge of attorneys who conducted such review, had such conversations and/or customarily represent the UBS Entities in real estate lending transactions, financing transactions, and/or transactions similar to those contemplated by the
Agreements. Except as expressly set forth herein, we have not undertaken any independent investigation (including, without limitation, conducting any review, search or investigation of any public files, records or dockets) to determine the existence or absence of the facts that are material to our opinion, and no inference as to our knowledge concerning such facts should be drawn from our reliance on the representations of the UBS Entities, UBSPF and others in connection with the preparation and delivery of this letter.

          In particular, we have examined and relied upon:

          1.   the MLPA;

          2.   the Underwriting Agreement;

          3.   the Indemnification Agreement;

          4.   the Supplementary Indemnification Agreement;

          5.   the officer's certificate of Seller, dated the date hereof (the
               "Seller Officer's Certificate"); and

          6.   the officer's certificate of UBS Americas, dated the date hereof
               (the "UBS Americas Officer's Certificate").

          References in this letter to "Applicable Laws" shall mean those laws, rules and regulations of the State of New York and of the United States of
America which, in our experience, are normally applicable to transactions of the type contemplated by the Agreements, as well as the General Corporation Law of the State of Delaware with respect to the opinions referred to in paragraphs 1 through 4, 8(a), 8(b)(i), 8(c) and 8(d) below. While we are not licensed to practice law in the State of Delaware, we have reviewed applicable provisions of the Delaware General Corporation Law as we have deemed appropriate in connection with the opinions expressed herein. Except as described we have neither examined nor do we express any opinion with respect to Delaware law. References in this letter to the term "Governmental Authorities" means executive, legislative, judicial, administrative or regulatory bodies of the State of New York or the
United States of America. References in this letter to

                                      C-1-2

the term "Governmental Approval" means any consent, approval, license, authorization or validation of, or filing, recording or registration with, any
Governmental Authority pursuant to Applicable Laws.

          We have also assumed, except as to the UBS Entities, that all documents, agreements and instruments have been duly authorized, executed and delivered by all parties thereto, that all such parties are validly existing and in good standing under the laws of their respective jurisdictions of organization, that all such parties had the power and legal right to execute and deliver all such documents, agreements and instruments, and, except as to the
UBS Entities and UBSPF, that such documents, agreements and instruments are legal, valid and binding obligations of such parties, enforceable against such parties in accordance with their respective terms. As used herein, "to our knowledge," "known to us" or words of similar import mean the actual knowledge, without independent investigation (except as expressly set forth herein), of any lawyer in our firm actively involved in the transactions contemplated by the
Agreements.

          We express no opinion concerning any law other than Applicable Law.

          Based upon and subject to the foregoing, we are of the opinion that:

          1. Each of the Agreements has been duly authorized, executed and delivered by the Seller.

          2. Each of the Indemnification Agreement and the Supplementary
     Indemnification Agreement has been duly authorized, executed and delivered by UBS Americas.

          3. The Seller is a corporation validly existing and in good standing under the laws of the State of Delaware, with corporate power and authority to enter into and perform its obligations under the Agreements.

          4. UBS Americas is a corporation validly existing and in good standing under the laws of the State of Delaware, with corporate power and authority to enter into and perform its obligations under the Indemnification
     Agreement and the Supplementary Indemnification Agreement.

          5. Each of the MLPA and the Underwriting Agreement constitutes the legal, valid and binding agreement of the Seller, and the MLPA constitutes the legal, valid and binding agreement of UBSPF, enforceable against the
     Seller or UBSPF, as applicable, in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, receivership or other laws relating to or affecting creditors'
     rights generally, and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity), and except that (a) the enforcement of rights with respect to indemnification and contribution obligations and (b) provisions (i) purporting to waive or limit rights to trial by jury, oral amendments to written agreements or rights of set off or (ii) relating to submission to jurisdiction, venue or service of process, may be limited by applicable law or considerations of public policy.

          6. Neither the consummation by UBSPF of any of the transactions contemplated by the MLPA nor the execution, delivery and performance of the terms of the MLPA by UBSPF will conflict with, or result in the violation of, any New York State or federal law that is applicable to UBSPF.

                                      C-1-3

          7. The execution, delivery and performance by UBSPF of the MLPA and the consummation by UBSPF of the transactions contemplated under the MLPA do not require any consent, approval, license, authorization or validation of, or filing, recording or registration with, any executive, legislative, judicial, administrative or regulatory bodies of the United States of
     America pursuant to those laws, rules and regulations of the United States of America which, in our experience are normally applicable to transactions of the type contemplated by the MLPA, to be obtained by UBSPF except those that may be required under state securities or blue sky laws, and such other approvals that have been obtained and, to our knowledge, are in effect.

          8. None of the sale of the UBS Mortgage Loans, the consummation by either UBS Entity of any of the other transactions contemplated by the
     Agreements to which it is a party or the execution, delivery and performance by each UBS Entity of the terms of the Agreements to which it is a party, (a) will require any Governmental Approval to be obtained or made on the part of either UBS Entity, the absence of which would have a material adverse effect on such UBS Entity or the transactions contemplated by the Agreements, except those that may be required under state securities or blue sky laws, and except for such other approvals that have been obtained and, to our knowledge, are in full force and effect, (b) will conflict with, or result in a violation of, any provision of (i) either UBS
     Entity's certificate of incorporation or bylaws or (ii) any Applicable Laws applicable to either UBS Entity, (c) will, to our knowledge, breach, constitute a default under, require any consent under, or result in the acceleration or require prepayment of any indebtedness pursuant to the terms of, any agreement or instrument to which either UBS Entity is a party or by which it is bound or to which it is subject, or result in the creation or imposition of any lien upon any property of either UBS Entity pursuant to the terms of any such agreement or instrument, any of which occurrences, either in any one instance or in the aggregate, would call into question the validity of any Agreement to which it is a party or be reasonably likely to impair materially the ability of such UBS Entity to perform under the terms of any Agreement to which it is a party or (d)
     will, to our knowledge, breach or result in a violation of, or default under, any material judgment, decree or order that is applicable to either
     UBS Entity and is issued by any Governmental Authority having jurisdiction over either UBS Entity or any of its properties.

          9. To our actual knowledge, there is no legal or governmental action, investigation or proceeding pending or threatened against either UBS Entity
     (a) asserting the invalidity of the Agreements to which it is a party, (b)
     seeking to prevent the consummation of any of the transactions provided for in the Agreements, or (c) that would materially and adversely affect (i)
     the ability of either UBS Entity to perform its obligations under, or the validity or enforceability (with respect to either UBS Entity) of, the
     Agreements to which it is a party or (ii) any rights with regard the
     Mortgaged Properties or the Mortgage Loans. For purposes of the opinion set forth in this paragraph, we have not regarded any legal or governmental actions, investigations or proceedings to be "threatened" unless the potential litigant or governmental authority has communicated in writing to a UBS Entity a present intention to initiate such actions, investigations or proceedings against such UBS Entity.

          We are furnishing this letter to you solely for your benefit in connection with the transactions referred to herein. Without our prior written consent, this letter is not to be relied upon, used, circulated, quoted or otherwise referred to by, or assigned to, any other person (including any person that acquires any Certificates from you or that seeks to assert your rights in respect of this letter (other than your successor in interest by means of merger, consolidation, transfer of a business or other

                                      C-1-4

similar transaction)) or for any other purpose. In addition, we disclaim any obligation to update this letter for changes in fact or law, or otherwise.

                                Very truly yours,

                                      C-1-5

                                   SCHEDULE A

Structured Asset Securities Corporation II
745 Seventh Avenue
New York, New York 10019

Lehman Brothers Inc.
745 Seventh Avenue
New York, New York 10019

UBS Securities LLC
1285 Avenue of the Americas
New York, New York 10019

Standard & Poor's Rating Services
55 Water Street
New York, New York 10041

LaSalle Bank National Association
135 South LaSalle Street, Suite 1625
Chicago, Illinois 60603

Fitch Ratings, Inc.
One State Street Plaza, 32nd Floor
New York, New York 10004

                                      C-1-6

                                   EXHIBIT C-2

                 OPINION OF IN-HOUSE COUNSEL TO ADDITIONAL PARTY

                     [UBS PRINCIPAL FINANCE LLC LETTERHEAD]

                                February 1, 2006

TO THE PERSONS ON
THE ATTACHED SCHEDULE A

     Re:   LB-UBS Commercial Mortgage Trust 2006-C1, Commercial Mortgage
           Pass-Through Certificates, Series 2006-C1

Ladies and Gentlemen:

          I am Executive Director and Counsel of UBS AG. UBS Principal Finance
LLC, a Delaware limited liability company ("UBSPF"), is a wholly owned subsidiary of UBS AG. I have been asked to deliver this opinion in connection with (i) the sale by UBS Real Estate Investments Inc. ("UBSREI") and the purchase by Structured Asset Securities Corporation II ("SASC") of certain multi-family and commercial mortgage loans, pursuant to a Mortgage Loan Purchase
Agreement, dated as of January 20, 2006 (the "Agreement"), by and among SASC, as purchaser, UBSREI, as seller, and UBSPF, as additional party. Capitalized terms used and not otherwise defined herein have the meanings given to them in the
Agreement.

          I, or others under my supervision, have examined such documents as I believe are necessary or appropriate for the purposes of this opinion, including the certificate of formation, incumbency resolution and limited liability company agreement adopted by the members of UBSPF and the Agreement and all exhibits thereto. In reaching such opinions, I have assumed without investigation, except as expressly set forth below, that there are no facts inconsistent with the assumptions made in paragraphs A through D below.

          A. All signatures of parties, other than UBSPF, on all documents are genuine. Each person executing any such instrument, document or agreement, whether individually or on behalf of a firm or other business entity, other than
UBSPF, is duly authorized to do so.

          B. All documents submitted as original are authentic, and all photostatic copies, and all copies certified by a governmental custodian or a party to the transaction, conform to authentic original documents.

          C. All natural persons, including all persons acting on behalf of a business entity, are legally competent.

                                      C-2-1

          D. All other parties to documents, other than UBSPF, have the requisite power and authority to consummate the transactions contemplated by the
Agreement and to execute and deliver the applicable documents.

          Based on my review of the foregoing and such other considerations of law and fact as I believe to be relevant, and subject to the limitations, assumptions and qualifications set forth herein, I am of the opinion that:

          1. The Agreement has been duly authorized, executed and delivered by
UBSPF.

          2. UBSPF is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the requisite power and authority to enter into and perform its obligations under the Agreement.

          3. The execution, delivery and performance of the terms of the
Agreement will not result in the breach or violation of or a default under any material order or decree of any court, regulatory body, administrative agency or governmental body having jurisdiction over UBSPF and known to me as being applicable to UBSPF.

          4. There is no action, suit or proceeding against, or investigation of, UBSPF pending or, to my knowledge, threatened against UBSPF before any court, administrative agency or other tribunal which, either individually or in the aggregate, (a) asserts the invalidity of the Agreement, (b) seeks to prevent the consummation of any of the transactions contemplated by the Agreement or (c)
would materially and adversely affect (i) the performance by UBSPF of its obligations under, or the validity or enforceability of, the Agreement, or (ii)
any rights with regard to the Mortgaged Properties or the Mortgage Loans.

          5. No consent, approval, authorization or order of, and no filing or registration with, any court or governmental agency or regulatory body, of which
I have actual knowledge, the absence of which would have a material adverse effect on UBSPF or the transactions contemplated by the Agreement, is required on the part of UBSPF for the execution, delivery or performance by UBSPF of the
Agreement, except those which have been obtained and are in full force and effect.

          6. The execution, delivery and performance by UBSPF of, and the consummation of the transactions contemplated by, the Agreement do not and will not result in a breach of any term or provision of the certificate of formation or limited liability company agreement of UBSPF or in a breach of, constitute a default under, require any consent under, or result in the acceleration or require prepayment of any indebtedness pursuant to the terms of, any agreement or instrument, of which I have actual knowledge, to which UBSPF is a party or by which it is bound or to which it is subject, or result in the creation or imposition of any lien upon any property of UBSPF pursuant to the terms of any such agreement or instrument, any of which occurrences, either in any one instance or in the aggregate, would call into question the validity of the
Agreement or be reasonably likely to impair materially the ability of UBSPF to perform under the terms of the Agreement.

                                      C-2-2

          In addition to the qualifications set forth above, the opinions herein are also subject to the following qualifications:

          1. I am a member of the Bar of the State of New York, and the opinions expressed herein concern only the laws of the State of New York, as currently in effect, the limited liability company law of the State of Delaware, as currently in effect, and solely with respect to paragraphs 3 and 4 above, the federal laws of the United States of America, as currently in effect.

          2. I assume no obligation to supplement this opinion if, after the date hereof, any applicable laws change or I become aware of any facts that might change the opinions set forth herein.

          3. The opinions are limited to the matters set forth in this letter.
No other opinions should be inferred beyond the matters expressly stated.

          The opinions expressed in this letter may be relied upon solely by the addressees hereof solely with respect to the transactions described in the
Agreement, and may not be relied upon by any other person or entity, without my specific prior written consent.

                                        Sincerely,

                                        Greg Walker
                                        Executive Director

                                      C-2-3

                                   SCHEDULE A

UBS Securities LLC
1285 Avenue of the Americas
New York, New York 10019

Lehman Brothers Inc.
745 Seventh Avenue
New York, New York 10019

Structured Asset Securities Corporation II
745 Seventh Avenue
New York, New York 10019

Standard & Poor's Rating Services
55 Water Street
New York, New York 10041

Fitch, Inc.
One State Street Plaza
New York, New York 10004

LaSalle Bank National Association
135 South LaSalle Street, Suite 1625
Chicago, Illinois 60603

                                      C-2-4